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                               PURCHASE AGREEMENT


                          DATED AS OF OCTOBER 17, 1996


                                    REGARDING


                        9% CONVERTIBLE SUBORDINATED NOTES

                              DUE OCTOBER 17, 1998


                                       AND

                        WARRANTS TO PURCHASE COMMON STOCK

                                       OF

                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.



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

                                TABLE OF CONTENTS

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                                                                            ----

SECTION 1.       SALE AND PURCHASE OF CONVERTIBLE
                            NOTES AND WARRANTS...............................  1

SECTION 2.       THE CLOSING.................................................  2

SECTION 3.       DEFINITIONS.................................................  2

SECTION 4.       REPRESENTATIONS AND WARRANTIES OF THE
                 COMPANY..................................................... 10
        4.1.     Corporate Existence, Power and
                 Authority................................................... 10
        4.2.     Stock Ownership............................................. 11
        4.3.     Subsidiaries................................................ 11
        4.4.     Business.................................................... 11
        4.5.     No Conflicts or Defaults.................................... 11
        4.6.     Financial Statements; Other
                 Information................................................. 12
        4.7.     Litigation.................................................. 13
        4.8.     Taxes....................................................... 13
        4.9.     ERISA....................................................... 13
        4.10.    Legal Compliance............................................ 14
        4.11.    Permits and Approvals....................................... 14
        4.12.    Patents, Trademarks and Other Rights........................ 14
        4.13.    Status Under Certain Statutes............................... 14
        4.14.    Key Employees............................................... 15
        4.15.    Properties.................................................. 15
        4.16.    Offering of Convertible Notes and
                 Warrants.................................................... 15
        4.17.    No Margin Violation......................................... 15

SECTION 5.       REPRESENTATIONS AND COVENANTS OF THE
                 PURCHASERS.................................................. 15
        5.1.     Legal Power................................................. 15
        5.2.     Due Execution............................................... 16
        5.3.     Investment Intent........................................... 16
        5.4.     Unregistered Securities..................................... 16
        5.5.     Economic Risk............................................... 16
        5.6.     Restricted Securities....................................... 17
        5.7.     Address..................................................... 17
        5.8.     Acquisition Cost............................................ 17
        5.9.     Reliance; Access to Information............................. 17
        5.10.    Purchaser Business.......................................... 17
        5.11.    Legal Requirements.......................................... 17

                                                                            Page
                                                                            ----
SECTION 6.       CONVERSION; PREPAYMENT...................................... 18
        6.1.     Conversion.................................................. 18
        6.2.     Delivery of Stock Certificates; Time
                 Conversion Effective........................................ 19
        6.3.     Payment of Interest Upon Conversion......................... 20
        6.4.     Adjustment of Conversion Price and
                 Applicable Exercise Price................................... 20
        6.5.     Company's Consolidation or Merger........................... 25
        6.6.     No Fractional Shares to be Issued........................... 26
        6.7.     Taxes on Conversion......................................... 26
        6.8.     Notice to Holders of Convertible Notes
                 or Warrants................................................. 26
        6.9.     Prepayment.  ............................................... 27

SECTION 7.       AFFIRMATIVE COVENANTS....................................... 27
        7.1.     Use of Proceeds............................................. 27
        7.2.     Financial Information....................................... 27
        7.3.     Compliance Reports.......................................... 28
        7.4.     Inspection.................................................. 28
        7.5.     Maintenance of Existence, Properties
                 and Franchises; Compliance with Law;
                 Taxes; Insurance; Payments of Senior
                 Indebtedness................................................ 29
        7.6.     Office for Payment, Exchange and
                 Registration................................................ 29
        7.7.     Notices..................................................... 30
        7.8.     Reservation and Validity of Shares.......................... 30
        7.9.     Listing of Shares........................................... 30
        7.10.    Securities Exchange Act Registration........................ 30
        7.11.    Fiscal Year................................................. 31
        7.12.    Key Man Life Insurance Policy............................... 31
        7.13     TSE Requirements.............................................31

SECTION 8.       NEGATIVE COVENANTS.......................................... 31
        8.1.     Restricted Payments; Investments............................ 31
        8.2.     Sale of Substantial Portion of Assets....................... 31
        8.3.     No Change in Business; Subsidiary
                 Assets...................................................... 31
        8.4.     Maintenance of Public Market................................ 32
        8.5.     Consolidation; Merger and Sale.............................. 32
        8.6.     Indebtedness................................................ 32
        8.7.     Liens.  .................................................... 33
        8.8.     Stock Options............................................... 33

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                                                                            Page
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SECTION 9.       SUBORDINATION............................................... 34

SECTION 10.      CONDITIONS TO PURCHASERS' OBLIGATIONS....................... 34
        10.1.    Accuracy of Representations and
                 Warranties; No Defaults..................................... 34
        10.2.    Officers' Certificate....................................... 34
        10.3.    Closing with Other Purchasers............................... 34
        10.4.    Proceedings................................................. 34
        10.5.    Security Agreement; Guarantor Security
                 Agreement; Guaranty.  ...................................... 34
        10.6.    Financing Statements.  ..................................... 34
        10.7.    Opinions of Company Counsel................................. 35
        10.8.    Other Documents and Opinions................................ 35

SECTION 11.      AMENDMENT AND WAIVER........................................ 35

SECTION 12.      EXCHANGE OF CONVERTIBLE NOTES AND
                 WARRANTS; CANCELLATION OF SURRENDERED
                 CONVERTIBLE NOTES AND WARRANTS.............................. 36

SECTION 13.      REPLACEMENT OF CONVERTIBLE NOTES AND
                 WARRANTS.................................................... 36

SECTION 14.      DEFAULTS.................................................... 37

SECTION 15.      REMEDIES.................................................... 39

SECTION 16.      RESTRICTIONS ON TRANSFER.................................... 39

SECTION 17.      REGISTRATION RIGHTS......................................... 40
        17.1.    Registration at the Request of
                 Holders..................................................... 40
        17.2.    Piggyback Rights............................................ 42
        17.3.    Expenses.................................................... 43
        17.4.    Procedures.................................................. 43
        17.5.    Provision of Documents...................................... 45
        17.6.    Indemnification............................................. 45
        17.7.    Denial of Registration Rights............................... 47

SECTION 18.      CERTAIN FEES AND EXPENSES................................... 47

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                                                                            Page
                                                                            ----
SECTION 19.      HOME OFFICE PAYMENTS........................................ 47

SECTION 20.      COLLATERAL AGENT
        20.1.    Appointment of Collateral Agent............................. 48
        20.2.    Nature of Duties of Agent................................... 48
        20.3.    Lack of Reliance on the Agent............................... 48
        20.4.    Certain Rights of the Collateral
                 Agent....................................................... 49
        20.5.    Reliance by Collateral Agent................................ 49
        20.6.    Indemnification of Collateral Agent......................... 49
        20.7.    The Collateral Agent in its Individual
                 Capacity.................................................... 49
        20.8.    Successor Agent............................................. 49

SECTION 21.      NOTICES..................................................... 50

SECTION 22.      MISCELLANEOUS............................................... 51
        22.1.    Entire Agreement............................................ 51
        22.2.    Survival.................................................... 51
        22.3.    Counterparts................................................ 51
        22.4.    Headings.................................................... 51
        22.5.    Binding Effect and Assignment............................... 51
        22.6.    Severability................................................ 51
        22.7.    Governing Law............................................... 52
        22.8.    Jurisdiction and Venue...................................... 52
        22.9.    Additional Purchaser; Second closing Date................... 52

EXHIBITS:

  EXHIBIT A -    Convertible Notes and Warrants Purchased by each Purchaser
  EXHIBIT B -    Form of Convertible Note
  EXHIBIT C -    Form of Class A Warrant
  EXHIBIT D -    Form of Class B Warrant
  EXHIBIT E -    Form of Guaranty
  EXHIBIT F -    Other Warrants; Options
  EXHIBIT G -    Form of Security Agreement
  EXHIBIT H -    Disclosure Schedule
  EXHIBIT I -    Liens
  EXHIBIT J -    Jurisdictions for filing of Financing Statements
  EXHIBIT K-1 -  Form of Opinion of Company Counsel
  EXHIBIT K-2 -  Form of Opinion of Company's Ontario Counsel
  EXHIBIT L -    Form of Guarantor Security Agreement

To the Purchasers listed on the
Signature Pages of this Agreement:


Gentlemen:

     TECHNOLOGY FLAVORS & FRAGRANCES, INC., a Delaware corporation (the "Company"), hereby agrees with you as of October 17, 1996 as follows:


     SECTION 1. SALE AND PURCHASE OF CONVERTIBLE NOTES AND WARRANTS

     (a) The Company agrees to sell to you and, subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company contained herein or made pursuant hereto, you severally and not jointly agree to purchase from the Company on the Closing Date specified in Section 2 hereof, a Convertible Note or Convertible Notes in the aggregate principal amount set forth opposite your respective names on Exhibit A hereto, at a purchase price equal to 100% of such aggregate principal amount, and a Class A Warrant or Warrants and a Class B Warrant or Warrants, in each case to purchase the number of shares of the Company's Common Stock, $.01 par value, set forth opposite your respective names on said Exhibit A, at a purchase price equal to the aggregate number of shares set forth opposite your respective names on said Exhibit A multiplied by $.01.

     (b) As used herein, "Convertible Notes" means the aggregate of up to $1,500,000 principal amount of the Company's 9% Convertible Subordinated Notes Due October 17, 1998, together with all Convertible Notes issued in exchange therefor or replacement thereof. The Convertible Notes are convertible into shares of the Company's Common Stock, $.01 par value, at the conversion price specified in Section 6 hereof. Interest on the Convertible Notes is payable annually on October 17 of each year, commencing October 17, 1997 (which first interest payment shall be for the period from and including the Closing Date specified in Section 2 hereof through and including October 17, 1997) at the interest rates specified in the form of Convertible Note attached hereto as Exhibit B. As used herein, "Warrants" mean, collectively (i) Class A Stock Purchase Warrants ("Class A Warrants") to purchase an aggregate of up to 450,000 shares of the Company's Common Stock, $.01 par value, together with all Class A Warrants issued in exchange therefor or replacement thereof and (ii) Class B Stock Purchase Warrants ("Class B Warrants") to purchase an aggregate of up to 156,250 shares of the Company's Common Stock, $.01 par value, together with all Class B Warrants issued in exchange therefor or replacement thereof. The Warrants are exercisable into shares of the Company's Common Stock, $.01 par value, at the exercise prices specified in Section 6 hereof. Forms of the Class A Warrants and Class B Warrants are attached hereto as Exhibit C and Exhibit D, respectively.

     SECTION 2. THE CLOSING

     (a) The closing (the "Closing") of the purchase and sale of the Convertible Notes and Warrants will take place at the offices of Moses & Singer LLP, 1301 Avenue of the Americas, New York, New York, at 1:00 P.M., New York time, on October 17, 1996 or such other place, time and date as shall be mutually agreed to by the Company and the Purchasers. Such time and date is herein referred to as the "Closing Date".

     (b) On the Closing Date, the Company will deliver to each Purchaser a Convertible Note or Convertible Notes, substantially in the form of Exhibit B hereto and dated the Closing Date, in the aggregate principal amount equal to the dollar amount set forth opposite such Purchaser's name on Exhibit A hereto, a Class A Warrant or Warrants, substantially in the form of Exhibit C hereto and dated the Closing Date, to purchase the number of shares of the Company's Common Stock, $.01 par value, set forth opposite such Purchaser's name on Exhibit A hereto and a Class B Warrant or Warrants, substantially in the form of Exhibit D hereto and dated the Closing Date, to purchase the number of shares of the Company's Common Stock, $.01 par value, set forth opposite such Purchaser's name on Exhibit A hereto, against delivery by such Purchaser to the Company of a wire transfer in an amount equal to the aggregate of the purchase prices for such Purchaser's Convertible Note or Convertible Notes and Warrant or Warrants specified in Section 1(a) hereof payable to the order of the Company in immediately available funds.

     SECTION 3. DEFINITIONS

     For purposes of this Agreement, the Convertible Notes and the Warrants, the following definitions shall apply unless the context otherwise requires (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

     "Additional Common Stock" has the meaning set forth in Section 6.4(c) hereof.

     "Affiliate", when used with respect to any Person, means (i) if such Person is a corporation, any officer or director thereof and any Person (other than any Purchaser) which is, directly or indirectly, the beneficial owner of more than 10% of any class of any equity security (as defined in the Securities Exchange
Act) thereof, and, if such beneficial owner is a partnership, any partner thereof, or if such beneficial owner is a corporation, any Person controlling, controlled by or under common control with such beneficial owner, or any officer or director of such beneficial owner or of any corporation occupying any such control relationship, (ii) if such Person is a partnership, any partner thereof, and (iii) any other Person (other than any Purchaser) which, directly or indirectly, controls or is controlled by or is under common control with such Person.

For purposes of this definition, "control" (including the correlative terms "controlling", "controlled by" and "under common control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agreement" means this Agreement (together with exhibits) as from time to time supplemented or amended or as the terms hereof from time to time may be waived.

     "Applicable Exercise Price" means (i) with respect to the Class A Warrants, $2.40 per Share, and (ii) with respect to the Class B Warrants, $2.70 per Share, in each case as such exercise price may be adjusted from time to time in accordance with Section 6.

     "Board" or "Board of Directors" means, with respect to any Person which is a corporation, a joint stock company or a business trust, the board of directors or other group, however designated, which is charged with legal responsibility for the management of such Person, or any committees of such board of directors or group, however designated, which is authorized to exercise the power of such board or group in respect of the matter in question.

     "Business Day" means any day, other than a Saturday, Sunday or legal holiday, on which banks in the location of the office of the Company provided for in Section 7.6 hereof are open for business.

     "Capitalized Leases" means any lease to which the Company or a Subsidiary is a party as lessees, or by which it is bound, under which it leases any property (real, personal or mixed from any lessor other than the Company or a Subsidiary, and which either is required to be capitalized in accordance with generally accepted accounting principles, or, even if not so required to be capitalized, shall have (or have had), at the time first entered into, an initial term of greater than five years (including leases of shorter duration which are or were extendible to a total term greater than five years at the option of the lessor). The value of Capitalized Leases, as of the time of any determination thereof, shall mean the sum of the then present values, determined as hereinafter provided, of future obligations of lessees under then existing Capitalized Leases. To compute the value of any Capitalized Lease, the following methods shall be used, as applicable:

          (i) values of leases required to be capitalized in accordance with generally accepted accounting principles (whether or not the initial term or total term thereof is greater than five years) shall be computed in accordance with such principles; and

          (ii) values of other capitalized leases shall be computed by discounting, to the date of determination, at an assigned interest rate of ten percent (10%) per annum, the minimum amount of future rental payments that will be due under the related leases, including rental payments that may be during extensions which are at the lessor's option, but excluding any amounts in respect of insurance on, taxes on and/or maintenance of the properties subject to such leases, provided that such amounts are owed and paid only to the extent actually incurred.

     "Class A Warrant" has the meaning set forth in Section 1(b) hereof.

     "Class B Warrant" has the meaning set forth in Section 1(b) hereof.

     "Closing" has the meaning set forth in Section 2(a) hereof.

     "Closing Date" has the meaning set forth in Section 2(a) hereof.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Collateral Agent" shall mean The High View Fund, L.P., acting as Collateral Agent pursuant to Section 20 hereof.

     "Commission" means the Securities and Exchange Commission and any other similar or successor agency of the federal government administering the Securities Act or the Securities Exchange Act.

     "Common Stock" means that class or classes of stock or other equivalent evidences of ownership of a corporation, the holders of which are entitled to elect the Board of such corporation.

     "Company" means Technology Flavors & Fragrances, Inc., a Delaware corporation, its successors and assigns.

     "Consolidated" or "consolidated", when used with reference to any financial term in this Agreement means the aggregate for the Company and its Subsidiaries, if any, of the amounts signified by such term for all such Persons, with intercompany items eliminated, and, with respect to earnings, after eliminating the portion of earnings properly attributable to minority interests, if any, in the capital of any such Person (other than in the capital of the Company) and otherwise as determined in accordance with generally accepted accounting principles consistently applied.

     "Conversion" or "conversion" has the meaning set forth in Section 6.1(d) hereof.

     "Conversion Date" means the date specified in a Conversion Notice delivered by the Company pursuant to Section 6.1(a) or by a Purchaser pursuant to Section 6.1(b) or 6.1(c) as the date upon which the conversion of a Convertible Note or Warrant shall be effective.

     "Conversion Notice" means a written notice (i) given by the Company to a Purchaser in accordance with Section 6.1(a) whereby the Company elects to convert the unpaid principal amount of all or a portion (but in no event less than the lesser of (a) $750,000 in principal amount and (b) the then aggregate outstanding principal amount) of Convertible Notes into Shares, (ii) given by a Purchaser to the Company in accordance with Section 6.1(b) whereby such Purchaser elects to convert all or a portion (but in no event less than the lesser of (i) fifty percent (50%) of the original principal amount of Convertible Notes purchased by such Purchaser and (ii) the then aggregate outstanding principal amount of convertible Notes held by such Purchaser) of Convertible Notes to shares or (iii) given by a Purchaser to the Company in accordance with Section 6.1(c) whereby such purchaser elects to exercise a Warrant.

     "Conversion Price" means in respect of a Convertible Note (i) as of any date of determination thereof occurring on or prior to October 16, 1997, the average of the Market Prices per share of Common Stock of the Company for the ten (10) consecutive trading dates immediately preceding the date of determination (the "Average Market Price"), and (ii) as of any date of determination thereof occurring on or after October 17, 1997, the greater of (A) the greater of (x) the Average Market Price and (y) the Market Price for the trading date immediately preceding the date of determination and (B) the Floor Price, in each case as the same may be adjusted from time to time in accordance with Section 6.

     "Convertible Note" or "Convertible Notes" has the meaning set forth in Section l(b) hereof.

     "Distributions on Common Stock" has the meaning set forth in Section 6.4(b) hereof.

     "Dollar" and the sign "$" means lawful money of the United States of America.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) which together with the Company or a Subsidiary of the Company would be deemed to be a "single employer" within the meaning of Section 4001 of ERISA.

     "ERISA Termination Event" shall mean (i) a "Reportable Event" described in
Section 4043 of ERISA and the regulations issued thereunder (other than a "Reportable

Event" not subject to the provision for thirty (30) day notice to the PBGC under such regulations), or (ii) the withdrawal of the Company or any of its ERISA Affiliates from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

     "Event of Default" has the meaning set forth in Section 14 hereof.

     "Excluded Options and Shares" shall mean (i) the outstanding stock options and warrants identified on Exhibit F hereto, (ii) stock options hereafter issued by the Company pursuant to the Company's 1993 and 1996 Stock Option Plans and any other incentive stock options within the meaning of Section 422 of the Code hereafter issued by the Company to its officers and employees, (iii) five-year warrants to purchase up to 125,000 Shares at an exercise price of $1.87 per share to be issued to Arebell L.L.C. in connection with consulting services rendered or to be rendered to the Company by Arebell L.L.C., (iv) up to 100,000 Shares to be issued to Multinational Consultants in connection with services rendered to the Company, (v) up to 100,000 Shares to be issued to Strategic Growth International, Inc. in connection with services rendered by Stan Altschuler to the Company in connection with the transactions contemplated by this Agreement and (vi) Shares issued by the Company upon exercise of the options and warrants referred to in clauses (i) through (iii) of this definition.

     "Floor Price" means $1.50 per share, as adjusted from time to time in accordance with Section 6.

     "Guarantor" means Technology Flavors & Fragrances, Inc., an Ontario corporation and a wholly-owned Subsidiary of the Company.

     "Guarantor Security Agreement" means the General Security Agreement, dated as of the Closing Date, made by the Guarantor to and in favor of the Collateral Agent, for the ratable benefit of the Purchasers, in the form of Exhibit L hereto, as the same may be amended, supplemented or otherwise modified from time to time.

     "Guaranty" means the Guaranty, dated as of the Closing Date, made by the Guarantor in favor of the Purchasers, in the form of Exhibit E hereto, as the same may be amended, supplemented or otherwise modified from time to time.

     "Indebtedness" of any Person means and includes, without duplication, as of any date as of which the amount thereof is to be determined, (i) all obligations of such Person to repay money borrowed (including, without limitation, all notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments and all obligations upon which interest charges are customarily paid), (ii) the value of all Capitalized Leases in respect of which such Person is liable as lessee or as the guarantor of the lessee, (iii) the principal amount of all monetary obligations which are secured by any perfected lien or security interest existing on property owned by such Person and (iv) all guaranties of the Indebtedness of any other Person.

     "Higgins Indebtedness" means the Indebtedness of the Company in the principal amount of $888,019 to Richard R. Higgins evidenced by an Amended and Restated Promissory Note dated June 3, 1996.

     "Investment" means, with respect to any Person, any loan, advance or extension of credit by such Person to, and any guaranty or other contingent liability with respect to the capital stock, Indebtedness or other obligations of, and any contributions to the capital of, any other Person, as well as any ownership, purchase or other acquisition by such Person of any interest in any capital stock or other securities of any such other Person as well as any transfer or sale of property of such Person to any other Person other than upon full payment, in cash, of not less than the agreed sale price or the fair value of such property, whichever is higher.

     "Lien" means any mortgage, pledge, security interest, financing statement, encumbrance, lien, segregation, charge or deposit arrangement or other arrangement having the practical effect of any of the foregoing and shall include the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease or other title retention agreement.

     "Majority in Interest of Outstanding Convertible Notes" means as of any particular time any holder or holders of a majority in aggregate principal amount of the Convertible Notes then Outstanding.

     "Majority in Interest of Outstanding Warrants" means as of any particular time any holder or holders of Outstanding Warrants convertible into a majority of the Shares issuable upon conversion of all Warrants then Outstanding.

     "Market Price" means, for any day, the weighted average trading price on the principal national securities exchange on which the Common Stock of the Company is listed or admitted to trading, or if the Common Stock of the Company is not listed or admitted to trading on any national securities exchange, as furnished by the National Association of Securities Dealers Inc. Automated Quotation System, or comparable system, or in the absence of the foregoing, the fair market value as reasonably determined by the Board of Directors of the Company. In the event that such closing sales price for any day is stated in a currency other than Dollars, such price shall be translated into Dollars at the exchange rates in effect on such day as determined by the Purchasers.

     "Other Warrants" shall mean the stock purchase warrants of the Company set forth on Exhibit F hereto.

     "Outstanding" or "outstanding" means, when used with reference to the Convertible Notes or the Warrants as of a particular time, all Convertible Notes or Warrants, as the case may be, theretofore duly issued except (i) Convertible Notes or Warrants theretofore reported as lost, stolen, mutilated or destroyed or surrendered for transfer, exchange or replacement, in respect of which replacement Convertible Notes or Warrants have been issued by the Company, (ii) Convertible Notes theretofore paid in full, (iii) Warrants theretofore acquired by the Company or exercised in full, (iv) Warrants theretofore expired and (v) Convertible Notes and Warrants theretofore cancelled by the Company, whether upon conversion or otherwise; except that, for the purpose of determining whether holders of the requisite principal amount of Convertible Notes or the requisite holders of Warrants have made or concurred in any declaration, waiver, consent, approval, notice, annulment of acceleration or other communication under this Agreement or any Convertible Notes or Warrants, Convertible Notes and Warrants registered in the name of, as well as Convertible Notes and Warrants owned beneficially by, the Company, any Subsidiary or any Affiliate (other than a Purchaser) of either shall not be deemed to be outstanding.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

     "Person" or "person" means an individual, corporation, partnership, firm, association, joint venture, trust, unincorporated organization, government, governmental body, agency, political subdivision or other entity.

     "Plan" shall mean any multiemployer plan or single employer plan, as defined in Section 4001 and subject to Title IV of ERISA, which is maintained, or at any time during the five calendar years preceding the date of this Agreement was maintained, for employees of the Company or a Subsidiary of the Company or an ERISA Affiliate.

     "Potential Default" means a condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

     "Purchase Agreement" or "this Agreement", means this Agreement together with the Exhibits hereto, as amended, supplemented or otherwise modified from time to time.

     "Purchase Documents" means, collectively, this Agreement, the Convertible Notes, the Warrants, the Guaranty, the Security Agreement, the Guarantor Security Agreement and any other instruments, documents and agreements referred to herein or therein or related hereto or thereto in favor of the Purchasers.

     "Purchasers" means the purchasers of the Convertible Notes and Warrants listed on Exhibit A hereto.

     "Registration Demand" has the meaning set forth in Section 17.1(b) hereof.

     "Restricted Payment" means (i) every dividend or other distribution paid, made or declared by the Company on or in respect of any class of its capital stock, (ii) every payment in connection with the redemption, purchase, retirement or other acquisition by or on behalf of the Company or any Subsidiary of any shares of the Company's or any Subsidiary's capital stock, whether or not owned by the Company or any Subsidiary, (iii) any optional prepayments made on subordinated Indebtedness of the Company or a Subsidiary (other than the Convertible Notes), (iv) every payment to or on behalf of any Affiliate of the Company or of any Subsidiary on account of or with respect to any lease arrangements and (v) every payment by or on behalf of the Company or any Subsidiary (whether as repayment or prepayment of principal or as interest or otherwise) on or with respect to (A) any obligation to repay money borrowed (other than the Convertible Notes) owing to any Affiliate of the Company or of any Subsidiary or (B) any obligation, to any Person, of any Affiliate of the Company or of any Subsidiary, which obligation is assumed or guaranteed by the Company or a Subsidiary; provided, however, (a) that the restrictions of the foregoing clauses (i) and (ii) shall not apply to any dividend, distribution or other payment to the extent payable in shares of the capital stock of the Company, (b) that none of the foregoing clauses shall apply to any payments from a Subsidiary to the Company and (c) that none of the foregoing clauses shall apply to any payments on or with respect to Convertible Notes. For purposes of this definition, "capital stock" shall also include warrants (other than the Warrants) and other rights and options to acquire shares of capital stock (other than the Convertible Notes).

     "Senior Indebtedness" has the meaning set forth in Section 9.6 hereof.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules, regulations and interpretations thereunder.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules, regulations and interpretations thereunder.

     "Security Agreement" means the General Security Agreement, dated as of the Closing Date, made by the Company in favor of the Collateral Agent, for the ratable benefit of the Purchasers, in the form of Exhibit G hereto, as the same may be amended, supplemented or otherwise modified from time to time.

     "Share" or "Shares" means fully-paid and non- assessable shares of Common Stock of the Company.

     "Subordination Agreement" means the Recognition, Subordination and Limited Waiver Agreement dated the date hereof by and among the Company, the Purchasers and North Fork Bank, as the same may be amended, supplemented or otherwise modified from time to time.

     "Subsidiary" means any Person in which at least a majority of the shares of each class of the capital stock, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company or one or more of its Subsidiaries, or both.

     "TSE" means The Toronto Stock Exchange.

     "Warrant" or "Warrants" has the meaning set forth in Section 1(b) hereof.

     "Warrant Expiration Date" shall mean October 17, 2001.

     SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants that, except as disclosed on Exhibit H hereto:

     4.1. Corporate Existence, Power and Authority.

     (a) Each of the Company and the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of its incorporation and is duly qualified and authorized to do business and in good standing in each other jurisdiction in which it is required to be qualified or where it owns any material property or conducts any material operations.

     (b) No proceeding has been commenced looking toward the dissolution or merger of the Company or the Guarantor or the amendment of the Certificate of Incorporation (or comparable document) in any regard. Neither the Company nor the Guarantor is in violation in any respect of the Certificate of Incorporation (or comparable document) or By-Laws.

     (c) Each of the Company and the Guarantor has all requisite power, authority and legal right to conduct its business as now being conducted.

     (d) Each of the Company and the Guarantor has all requisite power, authority and legal right to execute, deliver, enter into, consummate and perform this Agreement and the other Purchase Documents to which it is a party, including, without limitation, the issuance by the Company of the Convertible Notes, the Warrants and the Shares, as contemplated herein. The execution, delivery and performance by the Company and the Guarantor of this Agreement and the other Purchase Documents to which it is a party (including, without limitation, the issuance by the Company of the Convertible Notes, the Warrants and the Shares, as contemplated herein) have been duly authorized by all required corporate and other actions. The Company has duly executed and delivered this Agreement and this Agreement constitutes, and the other Purchase Documents when executed and delivered (including, without limitation, the Convertible Notes, the Warrants and the Shares, when issued) will constitute, the legal, valid and binding obligations of the Company or the Guarantor, as the case may be, enforceable against the Company and the Guarantor in accordance with their respective terms.

     4.2. Stock Ownership. As of the Closing Date, the capital stock of the Company consists of 20,000,000 authorized shares of Common Stock, $.01 par value per share, of which 11,756,568 shares have been duly authorized and are validly issued and outstanding and fully-paid and non-assessable. As of the Closing Date, the Company has reserved from its authorized but unissued shares of Common Stock, an aggregate of 3,931,250 shares, of which (a) 1,600,000 shares are reserved for the exercise of options granted under the Company's 1993 and 1996 Stock Option Plans and options granted by the Company during 1994, (b) 725,000 shares are reserved for issuance upon exercise of the Other Warrants, and (c) 1,606,250 shares will be reserved for issuance upon conversion of the Convertible Notes and the Warrants. Except as set forth on Exhibit F, there are no outstanding options, warrants, rights, convertible securities or other agreements or plans under which the Company may become obligated to issue or transfer shares of its capital stock or other securities, other than the Convertible Notes, the Warrants and Shares to be issued as provided in the Purchase Agreements.

     4.3. Subsidiaries. The Company has no Subsidiaries other than the Guarantor.

     4.4. Business. The Company and its Subsidiaries are primarily engaged in the business of developing, manufacturing and marketing flavors and fragrances that are incorporated by its customers in consumer and industrial products. Neither the Company nor any Subsidiary has any present intention of engaging in any other non-related business.

     4.5. No Conflicts or Defaults.

     (a) No Event of Default or Potential Default has occurred and is continuing.

     (b) Neither the Company nor the Guarantor is in violation or default in any material respect (or in default in any respect regarding any Indebtedness) under any indenture, agreement or instrument to which it is a party or by which it or its properties may be bound.

     (c) None of the execution, delivery or performance by the Company and/or the Guarantor of this Agreement and the other Purchase Documents or any of the transactions contemplated hereby (including, without limitation, the issuance of the Convertible Notes, Warrants and Shares, as contemplated herein) (i) violates or conflicts or will violate or conflict with, with or without the giving of notice or the passage of time or both, any provision of (A) the Certificate of Incorporation (or comparable document) or By-Laws of the Company or the Guarantor or (B) any law, rule, regulation, order, judgment, writ, injunction, decree, agreement, indenture or other instrument applicable to the Company or the Guarantor or any of their respective properties (or to which the Company or the Guarantor is a party or by which they or their respective properties may be bound), (ii) results or will result in the creation of any security interest or lien upon any of the Company's or the Guarantor's properties, assets or revenues, (iii) requires or will require the consent, waiver, approval, order or authorization of, or declaration, registration, qualification or filing with, any Person (whether or not a governmental authority and including, without limitation, any stockholder approval), or (iv) causes or will cause anti-dilution causes of any outstanding securities to become operative. No such provision does or will materially adversely affect the assets, properties, liabilities, business, results of operations or financial or other condition of the Company or the Guarantor or the ability of the Company or the Guarantor to perform any of the Purchase Agreements or the transactions contemplated hereby or thereby.

     4.6. Financial Statements; Other Information.

     (a) The Company has furnished to each Purchaser financial statements of the Company and its Subsidiaries consisting of consolidated balance sheets as of December 31, 1995 and December 31, 1994 and the related statements of operations, stockholders' equity and cash flows for each of the years then ended, and the related notes thereto, all of which statements have been audited by Coopers & Lybrand LLP, independent certified public accountants, and all of which statements are included in the Company's Annual Report on Form 10-K/SB for the fiscal year ended December 31, 1995 as filed with the Commission under the Securities Exchange Act. The Company has furnished to each Purchaser unaudited consolidated financial statements of the Company and its Subsidiaries consisting of consolidated balance sheets as of June 30, 1996 and June 30, 1995 and the related statements of operations and cash flows for each of the six month periods ended on June 30, 1995 and June 30, 1996, and the related notes thereto, all of which unaudited statements are included in the Company's Quarterly Report on Form 10-Q/SB for the fiscal quarter ended June 30, 1996 as filed with the Commission under the Securities Exchange Act. The Company has furnished to each Purchaser preliminary unaudited financial information for the fiscal quarter ended September 30, 1996. Such audited and unaudited financial statements fairly present the consolidated condition of the Company and the Guarantor as at the dates thereof and the results of the consolidated operations of the Company and the Guarantor for such periods. There has been no material adverse change in the assets, properties, liabilities, business, results of operations, condition (financial or otherwise) or prospects of the Company or the Guarantor since September 30, 1996.

     (b) The Company is not aware of any material liabilities, contingent or otherwise, that have not been disclosed in the financial statements referred to in Section 4.6(a) above.

     (c) Nothing has come to the attention of the Company that would cause it to believe that any financial statements or other material heretofore furnished to any Purchaser contained or contains a false or misleading statement of a material fact or omits to state any material fact necessary in order to make the statements made in such material, in the light of the circumstances under which they were made, not misleading.

     (d) There is no fact known to the Company which the Company has not disclosed to the Purchasers in writing prior to the date of this Agreement which materially adversely affects, or in the future might materially adversely affect, the assets, properties, liabilities, business, results of operations, condition (financial or otherwise) or prospects of the Company or the Guarantor.

     4.7. Litigation. There is no action, suit, proceeding, investigation or claim pending or, to the knowledge of the Company, threatened in law, equity or otherwise before any court, administrative agency or arbitrator which either (i) questions the validity of any of the Purchase Documents, the Shares or any action taken or to be taken pursuant thereto, or (ii) might adversely affect the right, title or interest of the Purchasers to the Convertible Notes, the Warrants or the Shares or (iii) might result in a material adverse change in the assets, properties, liabilities, business, results of operation or financial or other condition of the Company or the Guarantor.

     4.8. Taxes. The Company has filed all federal, state, local and other tax returns and reports required to be filed on or before the date of this Agreement. The Company has paid or caused to be paid all taxes (including interest and penalties) that are due and payable on or before the date of this Agreement, except those which are being contested by the Company in good faith by appropriate proceedings and in respect of which adequate reserves are being maintained on the Company's books in accordance with generally accepted accounting principles consistently applied. The Company has no material liabilities for taxes other than those incurred in the ordinary course of business and in respect of which adequate reserves are being maintained by the Company in accordance with generally accepted accounting principles consistently applied.

     4.9. ERISA.

     (a) Each Plan is in substantial compliance with ERISA, no Plan has an accumulated or waived funding deficiency within the meaning of Section 412 or
Section 418(B) of the Code, no proceedings have been instituted to terminate any Plan, and neither the Company nor a Subsidiary nor an ERISA Affiliate has incurred any material liability to or on account of a Plan under ERISA, and no condition exists which presents a material risk to the Company or a Subsidiary of incurring such a liability.

     (b) The execution, delivery and performance of the Purchase Documents and the Shares and the consummation of the transactions contemplated thereby (including without limitation, the offer, issue and sale by the Company, and the purchase by the Purchasers, of the Convertible Notes, Warrants and Shares) will not, to the best of the knowledge and belief of the Company, involve any "prohibited transaction", as such term is defined in Section 4975 of the Code with respect to any Plan.

     4.10. Legal Compliance.

     (a) The Company and the Guarantor have complied with all applicable laws, rules, regulations, orders, licenses, judgment, writs, injunctions, decrees or demands, except to the extent that failure to comply would not materially adversely affect their respective assets, properties, liabilities, business, results of operations or condition (financial or otherwise).

     (b) There are no adverse orders, judgments, writs, injunctions, decrees or demands of any court or administrative body, domestic or foreign, or of any other governmental agency or instrumentality, domestic or foreign, outstanding against the Company or the Guarantor.

     4.11. Permits and Approvals. The Company and the Guarantor possess such franchises, licenses, permits and other authority as are necessary for the conduct of their respective businesses as now being conducted and as proposed to be conducted and are not in default under any of such franchises, permits, licenses or other authority.

     4.12. Patents, Trademarks and Other Rights. The Company and the Guarantor possess all patents, patent rights, trademarks, trademark rights, tradenames, tradename rights and copyrights necessary to conduct their respective businesses as now being conducted and as proposed to be conducted. The rights of the Company and the Guarantor in respect of such patents, patent rights, trademarks, trademark rights, tradenames, tradename rights or copyrights do not conflict with or infringe any rights of others which might materially adversely affect the assets, properties, liabilities, business, results of operations, condition (financial or otherwise) or prospects of the Company or the Guarantor, and no such claim of conflict or infringement has been asserted by any Person.

     4.13. Status Under Certain Statutes. The Company is not (i) a "public utility company" or a "holding company", or an "affiliate" or a "subsidiary company" of a "holding company", or an "affiliate" of such a "subsidiary company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended,

(ii) a "public utility" as defined in the Federal Power Act, as amended, or
(iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any "affiliated person", as such terms are defined in the Investment Company Act of 1940, as amended, except to the extent, if any, that the Company may be deemed to be such an "affiliate" or "affiliated person" solely as the result of the status of any Purchaser or any "affiliated person" of any Purchaser.

     4.14. Key Employees. The Company has no knowledge that any key employee or group of key employees has given notice of the decision to leave the employ of the Company or the Guarantor.

     4.15. Properties. Neither the Company nor the Guarantor owns any material real property. Real property used by the Company or the Guarantor in the conduct of their respective businesses is held under lease, and the Company is not aware of any pending or threatened claim or action by any lessor of any such property to terminate any such lease.

     4.16. Offering of Convertible Notes and Warrants. Neither the Company nor any agent nor other Person acting on its behalf, directly or indirectly, offered any of the Convertible Notes or Warrants or any similar security of the Company for sale to or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any Person other than you.

     4.17. No Margin Violation. No portion of the proceeds from the sale of the Convertible Notes and Warrants will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying, within the meaning of Regulation U of the Board Of Governors of the Federal Reserve System, as amended from time to time, any "margin stock", as defined in said Regulation U, or any "margin stock", as defined in Regulation G of the Board of Governors of the Federal Reserve System, as amended from time to time, or for the purpose of purchasing, carrying or trading in securities within the meaning of Regulation T of the Board of Governors of the Federal Reserve System, as amended from time to time, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase any such margin stock or other securities.

     SECTION 5. REPRESENTATIONS AND COVENANTS OF THE PURCHASERS

     Each Purchaser hereby severally represents, warrants and covenants to and with the Company as follows:

     5.1. Legal Power. Each Purchaser has the requisite legal power to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

     5.2. Due Execution. This Agreement has been duly authorized, executed and delivered by such Purchaser, and, upon due execution and delivery, this Agreement will be a valid and binding agreement of such Purchaser.

     5.3. Investment Intent. Such Purchaser is acquiring the Convertible Notes and Warrants for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

     5.4. Unregistered Securities. Such Purchaser understands that (i) the Convertible Notes and Warrants being purchased by such Purchaser and the underlying Shares have not been registered under the Securities Act, that they must be held by such Purchaser indefinitely, and that such Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (ii) each Convertible Note, Warrant certificate purchased by each Purchaser, and Share certificate available to each such Purchaser upon conversion of the Convertible Notes or upon the exercise of the Purchase Warrants will be endorsed with the following legend:

          "THE SECURITIES EVIDENCED BY THIS [CONVERTIBLE NOTE] [WARRANT] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT."

The Company agrees to remove the foregoing legend from any certificate if the Shares represented by such certificate have been registered with the Commission pursuant to the Securities Act or Rule 144(k) under the Securities Act (or any successor rule or regulation) is then applicable to such Shares.

     5.5. Economic Risk. Each Purchaser hereby severally and not jointly represents that such Purchaser is capable of evaluating the risk of his investment in the Convertible Notes and Warrants and is able to bear the economic risk of such investment, that such Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act.

     5.6. Restricted Securities. Such Purchaser understands that the Convertible Notes and Warrants together with any of the Shares available upon conversion, it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances, and it represents that it is familiar with Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     5.7. Address. Such Purchaser's principal address is as set forth in Exhibit A hereto. Such Purchaser does not reside in Canada.

     5.8. Acquisition Cost. The acquisition cost to such Purchaser of the Convertible Notes and Warrants being acquired by such Purchaser is not less than Cdn. $150,000.

     5.9. Reliance; Access to Information. Such Purchaser acknowledges and agrees that such Purchaser has not received from the Company or from any Person acting on its behalf any "offering memorandum" within the meaning of subsection 32(1) of the Regulation made under the Securities Act (Ontario), such Purchaser's decision to execute this Agreement and purchase the Convertible Notes and Warrants agreed to be purchased hereunder has not been based upon any verbal or written representations as to fact or otherwise made by or on behalf of the Company, except to the extent set forth herein or in the other Purchase Documents. Such Purchaser, in connection with its investment hereunder, has been furnished by the Company with all information regarding the Company which it has requested or desired to know; all documents which could be reasonably provided have been made available for its inspection and review; and it has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of its investment hereunder, and any additional information which it has requested.

     5.10. Purchaser Business. Such Purchaser was not created or established solely to acquire securities, or to permit purchases of securities without a prospectus, in reliance on an exemption from the prospectus requirements of applicable securities legislation of any of the provinces of Canada.

     5.11. Legal Requirements. Each Purchaser covenants and agrees to execute and deliver to the Company the TSE Private Placement Questionnaire and Undertaking by not later than the date such Purchaser purchases Convertible Notes and Warrants hereunder.

     SECTION 6. CONVERSION; PREPAYMENT

     6.1. Conversion.

     (a) The Company shall have the right, at the option of the Company, at any time on or prior to October 16, 1997, to convert, subject to the terms and provisions of this Section 6 and provided that no Event of Default or Potential Default shall have occurred and be continuing, the unpaid principal amount of all or a portion (but in no event less than the lesser of (i) $750,000 in principal amount and (ii) the then aggregate unpaid principal amount) of the unpaid principal amount of the Convertible Notes into Shares. Such conversion of Convertible Notes to Shares shall be made at the principal amount of Convertible Notes per Share which is equal to the Conversion Price in effect on the Conversion Date. Such right of conversion shall be exercised by delivery by the Company to each Purchaser of written notice of the Company's election to convert the Convertible Notes, which notice shall specify a Conversion Date on or prior to October 16, 1997. Promptly upon receipt by a Purchaser of such written notice, such Purchaser shall deliver the Convertible Notes held by such Purchaser to the Company at the office of the Company provided for in Section 7.6.

     (b) The holder of a Convertible Note shall have the right, at the option of such holder, at any time from and including October 17, 1997 through and including October 17, 1998 to convert, subject to the terms and provisions of this Section 6, the unpaid principal amount of the Convertible Note or any portion thereof (but in no event less than the lesser of (i) fifty percent (50%) of the original principal amount of Convertible Notes purchased by such Purchaser and (ii) the then aggregate outstanding principal amount of Convertible Notes held by such Purchaser) into Shares. Such conversion of unpaid principal of Convertible Notes into Shares shall be made at the principal amount of Convertible Notes per Share which is equal to the Conversion Price in effect on the Conversion Date. Such right of conversion shall be exercised by delivery of the Convertible Notes to the Company at the office of the Company provided for in Section 7.6, accompanied by written notice of the holder's election to convert the Convertible Notes or specified portion thereof, which such notice shall specify the Conversion Date.

     (c) The holder of a Warrant shall have the right, at the option of such holder, at any time after the Closing Date through and including the Warrant Expiration Date to exercise, subject to the terms and provisions of this Section 6, such Warrant or any portion thereof into Shares. Such exercise of Warrants for Shares shall be made at the Applicable Exercise Price. Such right of exercise shall be exercised by delivery of the Warrant to the Company at the office of the Company provided for in Section 7.6, accompanied by written notice of the holder's election to exercise the Warrant or portion thereof, which notice shall specify the Conversion Date.

     (d) For convenience, the conversion of all or a portion of the principal amount of a Convertible Note into Shares is herein sometimes referred to as the "conversion" of the Convertible Note, and the exercise of all or a portion of a Warrant into Shares is herein sometimes referred to as the "conversion" of the Warrant.

     6.2. Delivery of Stock Certificates; Time Conversion Effective.

     (a) As promptly as practicable after the surrender as herein provided of a Convertible Note or Warrant for conversion, the Company shall deliver or cause to be delivered to or upon the written order of the holder of the Convertible Note or Warrant so surrendered certificates representing the number of fully paid and non-assessable Shares into which the Convertible Note or Warrant, or such portion thereof, may be converted in accordance with the provisions of this
Section 6. In the case of the conversion of a Convertible Note, such number shall be determined by dividing the principal amount of the Convertible Note to be converted by the current conversion price on the applicable Conversion Date, calculated to the nearest 1/100th of a Share (fractions of less than 1/100th being disregarded). If less than all of the principal amount of any Convertible Note or only a fraction of the number of Shares subject to any Warrant are used in such conversion, the Company shall, concurrently with the issuance of the Shares issuable upon such conversion, take the action described in Section 12(b) hereof.

     (b) Subject to the following provisions of this Section 6.2, such conversion shall be deemed to have been made at the close of business on the Conversion Date specified in the applicable Conversion Notice, so that the rights of the holder of the Convertible Note or the Warrant as a holder thereof, or such portion thereof, shall cease at such time and the Person or Persons entitled to receive any of the Shares upon conversion of the Convertible Note or the Warrant shall be treated for all purposes as having become the record holder or holders of such Shares at such time.

     (c) The Company will, at the time of such conversion, in whole or in part, upon request of the holder of the Convertible Note or the Warrant, acknowledge in writing its continuing obligation to such holder in respect of any rights (including, without limitation, any right of registration of the Shares issued upon such conversion) to which such holder shall continue to be entitled under this Agreement after such conversion, provided that the failure of such holder to make any such requests shall not affect the continuing obligation of the Company to such holder in respect of such rights.

     6.3. Payment of Interest Upon Conversion.

     The Company shall pay all unpaid interest on any Convertible Note or portion thereof so converted which has accrued through and including the date upon which such conversion is deemed to have been effected in accordance with
Section 6.2 hereof, such payment to be made in cash or in Shares (calculated at the Conversion Price than in effect) at the Company's option.

     6.4. Adjustment of Conversion Price and Applicable Exercise Price. Each of the Conversion Price and each Applicable Exercise Price shall be subject to adjustment, from time to time, as follows:

     (a) In case the Company shall, after the Closing Date, (i) pay a stock dividend or make a distribution in shares of its capital stock (whether of Shares or of capital stock of any other class), (ii) subdivide its outstanding Shares, (iii) combine its outstanding Shares into a smaller number of Shares or
(iv) issue by reclassification of its Shares, any shares of capital stock of the Company, the Floor Price and each Applicable Exercise Price shall be adjusted so that the holder of a Convertible Note or Warrant thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action had such Convertible Note or Warrant been converted immediately prior thereto, and such conversion price shall thereafter be subject to further adjustments under this
Section 6. An adjustment made pursuant to this subsection (a) shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

     (b) In case the Company shall, after the Closing Date, fix a record date for the making of a distribution to all holders of its Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of (i) assets (other than dividends payable in Shares), (ii) evidences of indebtedness or other securities (except for Shares) of the Company or of any corporation other than the Company, or
(iii) subscription rights, options or warrants to purchase any of the foregoing assets or securities (excluding those referred to in Section 6.4(d)(3) hereof), whether or not such rights, options or warrants are immediately exercisable (hereinafter collectively referred to as "Distributions on Common Stock"), subject, for so long as Shares are listed and traded on the TSE, to the prior consent of the TSE, the Company shall promptly notify each Purchaser thereof in writing (such notice to be given at least ten (10) Business Days prior to such record date) and shall issue to the holders of outstanding Convertible Notes, the Distribution on Common Stock to which they would have been entitled if they had converted the Convertible Notes held by them into Common Stock of the Company immediately prior to the record date for the purpose of determining stockholders entitled to receive such Distribution on Common Stock; provided, however, that for so long as any Convertible Notes are outstanding, the Company shall not, without the prior written consent of the

Majority in Interest of Outstanding Convertible Notes, make any distributions of the type described in this Section 6.4(b) unless the TSE shall have given its consent referred to above. Notwithstanding the foregoing, Distributions on Common Stock shall not include the grant or issuance by the Company of Excluded Options and Shares.

     (c) Subject to the exception referred to in Sections 6.4(e) and 6.4(j) hereof, in case the Company shall at any time or from time to time after the Closing Date issue any additional Shares, other than Excluded Options and Shares ("Additional Common Stock") for a consideration per share either (I) less than seventy-five percent (75%) of the then current Market Price per share of Common Stock of the Company (determined as provided in section 6.4(i) hereof) immediately prior to the issuance of such Additional Common Stock, (II) less than the then current Applicable Exercise Price immediately prior to the issuance of such Additional Common Stock, or (III) without consideration, then (in the case of either clause (I), (II) or (III)), and thereafter successively upon each such issuance, each Applicable Exercise Price and then current Conversion Price, shall be reduced, if necessary, (but not increased) to the price determined by multiplying such current conversion price by a fraction, of which

          (A) the numerator shall be (i) the number of Shares outstanding when the then current Conversion Price or Applicable Exercise Price, as the case may be, became effective plus (ii) the number of Shares which the aggregate amount of consideration, if any, received by the Company upon all issues of its Common Stock since the then current Conversion Price or Applicable Exercise Price, as the case may be, became effective (including the consideration, if any, received for such Additional Common Stock) would purchase at the greater of (A) the then current Market Price per Share of Common Stock of the Company or (B) the then current Conversion Price or Applicable Exercise Price, as the case may be, per Share, and

          (B) the denominator shall be (i) the number of Shares outstanding when the then current Conversion Price or Applicable Exercise Price, as the case may be, became effective plus (ii) the number of Shares issued since the then current Conversion Price or Applicable Exercise Price, as the case may be, became effective (including the number of Shares of such Additional Common Stock).

     (d) For purposes of Section 6.4(c) hereof, the following provisions shall also be applicable:

          (1) In case of the issuance of Additional Common Stock for cash, the consideration received by the Company therefor shall be deemed to be the net cash proceeds received by the Company for such Additional Common Stock after deducting any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with the issuance of, such Additional Common Stock.

          (2) in case of the issuance (otherwise than upon conversion of obligations or shares of stock of the Company) of Additional Common Stock for a consideration other than cash, or a consideration a part of which shall be other than cash, the amount of the consideration other than cash so received or to be received by the Company shall be deemed to be the value of such consideration at the time of its receipt by the Company as determined in good faith by the Board of Directors of the Company, except that where the non-cash consideration consists of the cancellation, surrender or exchange of outstanding obligations of the Company (or where such obligations are otherwise converted into Shares), the value of the non-cash consideration shall be deemed to be the amount, including principal and any accrued interest, as of the time of the Company's receipt, of the obligations cancelled, surrendered, satisfied, exchanged or converted. If the Company receives consideration, part or all of which consists of publicly traded securities (i.e., in lieu of cash), the value of such non-cash consideration shall be the aggregate market value of such securities (based on the latest reported trades) as of the close of the day immediately preceding the date of their receipt by the Company.

          (3) in case of the issuance (other than by way of a Distribution on Common Stock pursuant to Section 6.4(b) hereof), whether by distribution or sale to holders of its Shares or to others, by the Company of (i) any security (other than the Convertible Notes or the Warrants) that is convertible into Shares or (ii) any rights, options or warrants to purchase Shares (except as stated in Section 6.4(a) hereof), the Company shall be deemed to have issued, for the consideration described below, the number of Shares into which such convertible security may be converted when first convertible, or the number of Shares deliverable upon the exercise of such rights, options or warrants when first exercisable, as the case may be (and such Shares shall be deemed to be Additional Common Stock for purposes of Section 6.4(c) hereof); provided, that if such number of Shares is thereafter increased in accordance with the terms of such convertible security, rights, options or warrants, as a result of the antidilution provisions of such convertible security, rights, options or warrants or otherwise, the Company shall be deemed to have issued at the time of such increase and at no consideration, the additional Shares into which such convertible securities may be converted as a result of such increase or the additional Shares for which such rights, options or warrants may be exercised as a result of such increase, as the case may be. The consideration to be deemed to be received by the Company at the time of the issuance of such convertible securities or such rights, options or warrants shall be the consideration so received determined as provided in
     Section 6.4(d)(1) and (2) hereof after deducting any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance of such convertible securities or rights, options or warrants, plus (x) any consideration or adjustment payment to be received by the Company in connection with such conversion, or (y) the aggregate price at which Shares are to be delivered upon the exercise of such rights, options or warrants when first exercisable or, if no price is specified and such Shares are to be delivered at an option price related to the market value of the Common Stock, an aggregate option price bearing the same relation to the market value of the Common Stock at the time such rights, options or warrants were granted; provided, that as to such rights, options or warrants further adjustment as shall be necessary on the basis of the actual option price at the time of exercise shall be made at such time if the actual option price is less than the aforesaid assumed option price. No further adjustment of each Applicable Exercise Price shall be made as a result of the actual issuance of Shares referred to in this paragraph (3). If any rights or warrants which lead to an adjustment of the Conversion Price expire or terminate without having been exercised, the Conversion Price then in effect will be appropriately readjusted. However, a readjustment of the Conversion Price will not affect any conversions which take place before the readjustment.

          (4) In case any event shall occur as to which the provisions of paragraphs (1), (2) or (3) of this Section 6.4(d) are not strictly applicable but the failure to make any adjustment would not fairly protect the conversion rights represented by the Convertible Notes or the Warrants in accordance with the essential intent and principles of such subsections, then, in each such case, the Company shall, if requested by a Majority in Interest of Outstanding Convertible Notes or a Majority in Interest of Outstanding Warrants, at the expense of the Purchasers, appoint a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company), which shall give their good faith opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in paragraphs (1), (2) or (3) of this Section 6.4(d), necessary to preserve, without dilution, the conversion rights represented by the Convertible Notes or the Warrants, as the case may be. Such opinion upon such adjustment, if any, as may be necessary shall be final and binding on the parties hereto and all subsequent holders of Convertible Notes and/or Warrants. Upon receipt of such opinion, the Company will promptly mail copies thereof to the holders of the Convertible Notes and the holders of the Warrants and shall make the adjustments described therein.

     (e) Subject to Section 6.4(f) hereof, no adjustment of the Conversion Price or the Applicable Exercise Price shall be made as a result of or in connection with the issuance of Shares upon conversion of the Convertible Notes or the Warrants. To the extent the issuance (or deemed issuance) of Shares shall not result in any adjustment of the conversion price pursuant to the provisions of this Section 6.4(e), then such Shares shall not be taken into account for purposes of determining the prices under Section 6.4(c) hereof.

     (f) In the event that at any time a Purchaser shall convert all or any portion of such Purchaser's Convertible Notes to Shares at a Conversion Price equal to the Floor Price, and such Floor Price is greater than the price determined pursuant to clause (A) of the definition of "Conversion Price", each Applicable Exercise Price, if then greater than $2.00 per Share, shall be reduced to $2.00 per Share, effective upon such conversion, subject to further adjustment from time to time as provided in this Section 6; provided, however, that if the only a portion of such Purchaser's Convertible Notes are converted, the reduction in the Applicable Exercise Price shall apply only to the same pro rata portion of the Class A Warrants and Class B Warrants as the pro rata portion of all of such Purchaser's Convertible Notes which were converted and triggered an adjustment under this section.

     (g) If at any time the Company shall default in the payment of principal of any Convertible Note, and such default shall not have been cured within seven
(7) days of the due date thereof, the Applicable Exercise Price, if then greater than $2.00 per Share, shall be reduced to $2.00 per Share in respect of that portion of the outstanding Warrants corresponding to the principal amount of Convertible

Notes then outstanding. Such reduction shall be made pro rata among Class A Warrants and Class B Warrants.

     (h) Whenever the Conversion Price and/or any Applicable Exercise Price is adjusted as provided in this Section 6.4, the Company will promptly provide a certificate of its chief financial officer, and, if requested by a Majority in Interest of Outstanding Convertible Notes or a Majority in Interest of Outstanding Warrants, will promptly obtain a certificate of a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company), setting forth the Conversion Price and/or any Applicable Exercise Price as so adjusted and a brief statement of facts accounting for such adjustment, and will mail a brief summary thereof to the holders of the Convertible Notes and the holders of the Warrants.

     (i) For the purpose of any computation under this Section 6, the current "Market Price" per share of Common Stock of the Company on any date shall be deemed to be the average of the Market Prices for the 10 consecutive trading dates commencing 12 trading days before such date.

     (j) Notwithstanding any other term or provision of this Agreement, the Convertible Notes or the Warrants, so long as Shares are listed and traded on the TSE, in no event shall the Conversion Price be adjusted where the cumulative effect of such adjustment together with all other adjustments shall give rise to a Conversion Price which is lower than the closing price of the Common Stock of the Company on the TSE on the trading date prior to the date of determination by a percentage which exceeds the maximum discount permitted pursuant to the Private Placement Policy of the TSE, as set forth below:

           Closing Price (Cdn.$)                  Maximum Discount
           ---------------------                  ----------------
               $0.50 or less                             25%
               $0.51 to $2.00                            20%
                Above $2.00                              15%

     6.5. Company's Consolidation or Merger. If the Company shall at any time consolidate with or merge into another corporation (where the Company is not the continuing corporation after such merger or consolidation), the holder of a Convertible Note or a Warrant shall thereafter be entitled to receive, upon the conversion thereof, the securities or property to which a holder of the number of Shares then deliverable upon the conversion thereof would have been entitled upon such consolidation or merger had such holder exercised or converted immediately prior to such consolidation or merger (subject to subsequent adjustments under Section 6.4 hereof), and the Company shall take such steps in connection with such consolidation or merger as may be necessary to assure such holder that the provisions of this Agreement shall thereafter be applicable in relation to any securities or property thereafter deliverable upon the conversion of the Convertible Notes and the Warrants, including, but not limited to, obtaining a written acknowledgment from the continuing corporation of its obligation to supply such securities or property upon such conversion. A sale of all or substantially all the assets of the Company shall be deemed a consolidation or merger for the foregoing purposes.

     6.6. No Fractional Shares to be Issued. No fractional Shares shall be issued on any conversion, but in lieu thereof, the Company shall pay therefor in cash an amount equal to the current Market Price of such fractional interest computed in accordance with the provisions of Section 6.4(i) hereof except that current Market Price for purposes of this Section 6.6 shall be based on the single Business Day upon which conversion is deemed to have been effected.

     6.7. Taxes on Conversion. The issuance of certificates for Shares upon the conversion of Convertible Notes and/or Warrants shall be made without charge to the holders of Convertible Notes or Warrants converting such Convertible Notes or Warrants for any issue or stamp tax in respect of the issuance of such certificates, and such certificates shall be issued in respective names of, or in such names as may be directed by, the holders of the Convertible Notes or the holders of the Warrants so converted.

     6.8. Notice to Holders of Convertible Notes or Warrants. In case at any time

          (a) the Company shall take any action which would require an adjustment in the conversion price pursuant to Section 6.4(a) or (c) hereof; or

          (b) the Company shall authorize the granting to the holders of its Common Stock of any Distribution on Common Stock as set forth in Section 6.4(b) hereof; or

          (c) there shall be any capital reorganization or reclassification of the Common Stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value of the Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or any sale or transfer of all or substantially all of the assets of the Company; or

          (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give written notice to the holders of the Convertible Notes and the holders of the Warrants, not less than 10 days before any record date or other date set for definitive action, of the date on which such action, reorganization, reclassification, sale, transfer, consolidation, merger, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of any such action (to the extent such effect may be known at the date of such notice) on the current Conversion Price and/or Applicable Exercise Price and the kind and amount of the Shares and other securities and property deliverable upon conversion of the Convertible Notes or Warrants. Such notice shall also specify the date as of which the holders of record of Shares shall be entitled to exchange their Shares for securities or other property deliverable upon any such reorganization, reclassification, sale, transfer, consolidation, merger, dissolution, liquidation or winding-up, as the case may be.

     6.9. Prepayment. At any time from the Closing Date through and including October 16, 1997, the Company may at its option, upon not less than 30 days prior written notice given by the Company to each Purchaser, prepay the principal amount of the Convertible Notes in full or in part in amounts aggregating not less than the lesser of or the then outstanding principal amount of $750,000, together with accrued and unpaid interest to the date of prepayment. From and after October 17, 1997, prepayment of the Convertible Notes shall not be permitted without the prior written consent of the Purchasers. Each prepayment shall be made pro rata in respect of Convertible Notes then outstanding.

     SECTION 7. AFFIRMATIVE COVENANTS

     The Company covenants and agrees as follows:

     7.1. Use of Proceeds. The Company will use the net proceeds realized from the sale of the Convertible Notes and Warrants to repay Indebtedness owing to North Fork Bank and for working capital purposes.

     7.2. Financial Information. So long as any of the Convertible Notes remains outstanding, the Company will deliver to each holder of a Convertible Note:

     (a) as soon as practicable, and in any event within 120 days after the close of each fiscal year of the Company, (i) a consolidated balance sheet of the Company and its Subsidiaries, if any, as of the end of such fiscal year and
(ii) consolidated statements of operations, stockholders' equity and statements of cash flows of the Company and its Subsidiaries, if any, for such fiscal year, in each case setting forth in comparative form the corresponding figures for the preceding fiscal year, all such balance sheets and statements to be in reasonable detail and audited by Ernst & Young LLP or other independent public accountants of recognized national standing selected by the Company and reasonably satisfactory to the Purchasers;

     (b) as soon as practicable, and in any event within 60 days after the close of each of the first three fiscal quarters of the Company, (i) a consolidated balance sheet of the Company and its Subsidiaries, if any, as of the end of such fiscal quarter and (ii) consolidated statements of operations and cash flows of the Company and its Subsidiaries, if any, for the portion of the fiscal year ended with the end of such quarter, in each case to be in reasonable detail, certified by the principal financial officer of the Company and setting forth in comparative form the corresponding figures for the comparable period one year prior thereto; and

     (c) as soon as practicable, copies of all financial statements, proxy material or reports sent to the Company's or any Subsidiary's stockholders and of all reports or final registration statements filed with the Commission pursuant to the Securities Act or the Securities Exchange Act.

All such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied.

     7.3. Compliance Reports.

     (a) All financial statements delivered pursuant to Section 7.2(a) or (b) hereof shall be accompanied by a certificate of the President and principal financial officer of the Company and, in the case of financial statements delivered pursuant to Section 7.2(a) hereof, a report of the independent public accountants, stating that the audit or examination of the financial statements included a reading of the terms of the Purchase Documents and that in making such audit or examination no knowledge was obtained of any Event of Default, or, if any such Event of Default shall exist, the nature and period of existence thereof. Each certificate of the President or the principal financial officer shall in addition state that to the best of his knowledge there exists no Event of Default, or, if the same shall exist, what the Company has done and proposes to do with respect thereto.

     (b) If at any time any officer or director of the Company shall obtain knowledge of any Event of Default (whether or not in connection with the preparation or furnishing of financial statements), there shall be delivered promptly to each holder of a Convertible Note a certificate of the President or principal financial officer specifying the nature and period of existence thereof and what the Company has done and proposes to do with respect thereto.

     7.4. Inspection. So long as any of the Convertible Notes remains outstanding, the Company will permit the holders of the Convertible Notes and their authorized representatives to attend meetings of the Company's Board of Directors, to visit and inspect any of the properties of the Company and its Subsidiaries, if any, to examine their respective books of account and to discuss their business, affairs, finances and accounts with their officers, all at such reasonable times and as often as may be reasonably requested.

     7.5. Maintenance of Existence, Properties and Franchises; Compliance with Law; Taxes; Insurance; Payments of Senior Indebtedness. So long as any of the Convertible Notes is outstanding, the Company will, and will cause each Subsidiary, if any, to:

     (a) maintain their respective corporate existence, rights and other franchises in full force and effect;

     (b) maintain their respective properties and assets in good repair, working order and condition so far as necessary or advantageous to the proper carrying on of their respective businesses;

     (c) comply in all material respects with all applicable laws and with all applicable orders, rules, rulings, certificates, licenses, regulations, demands, judgments, writs, injunctions and decrees;

     (d) pay promptly when due all taxes, governmental fees, assessments and other charges imposed upon their respective properties, assets or income which might, if unpaid, become a lien upon such properties or assets; provided, however, that payment of any such tax, fee, assessment or charge shall not be necessary so long as the applicability or validity thereof shall be contested in good faith by appropriate proceedings and a reserve, if appropriate, shall have been established with respect thereto;

     (e) pay all other claims or Indebtedness (including without limitation, materialmen's, vendor's, workmen's and like claims) before the same become a lien upon their respective properties, assets or income;

     (f) keep adequately insured, by financially sound and reputable insurers, all their respective properties of a character customarily insured by entities similarly situated, against loss or damage of the kinds and in amounts customarily insured against by such entities and with such deductibles or coinsurance as is customary; and

     (g) pay or cause to be paid when due all payments of principal, interest or premium on Senior Indebtedness and will not permit or suffer any event of default with respect to any Senior Indebtedness (as defined therein or in the instrument under which the same is outstanding).

     7.6. Office for Payment, Exchange and Registration. So long as any of the Convertible Notes or Warrants is outstanding, the Company will maintain an office or agency where Convertible Notes may be presented for payment, exchange, conversion or registration of transfer and where Warrants may be presented for exchange, conversion or registration of transfer as provided in this Agreement. Such office or agency initially shall be the office of the Company set forth in
Section 20
hereof, which place may thereafter from time to time be changed by notice to the holders of all Convertible Notes and Warrants then outstanding.

     7.7. Notices. So long as any of the Convertible Notes is outstanding, the Company will give notice to all holders of the Convertible Notes promptly after it learns (other than by notice from any of such holders) of the existence of any of the following:

     (a) any Event of Default; and

     (b) any material default under any evidence of Indebtedness or under any indenture, mortgage or other agreement relating to any evidence of Indebtedness in respect of which the Company or any Subsidiary is liable.

     7.8. Reservation and Validity of Shares. The Company will take all such action as may be necessary to insure that all Shares which may be issued upon conversion of Convertible Notes and/or Warrants will, upon issuance, be legally and validly issued, fully paid, and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. Without limiting the generality of the foregoing, the Company will from time to time take all such action as may be required to insure that the par value per Share is at all times equal to or less than the lowest of the then applicable Conversion Price and each Applicable Exercise Price. The Company will at all times have authorized and reserved a sufficient number of Shares to provide for the exercise of the rights represented by the outstanding Convertible Notes and Warrants.

     7.9. Listing of Shares. If the Company shall list any Shares on any national securities exchange, it will, subject to the provisions of Section 18 hereof, take such action as may be necessary, from time to time, to list the Shares issuable upon conversion of all Convertible Notes and Warrants on such exchange (upon official notice of issuance, with respect to Shares not then issued).

     7.10. Securities Exchange Act Registration.

     (a) The Company will maintain effective the registration of its common stock under the Securities Exchange Act.

     (b) The Company will, upon the request of any holder of Convertible Notes or Warrants (or Shares issued upon conversion thereof), make whatever other filings with the Commission or otherwise make generally available to the public such financial and other information, as any such holder may deem reasonably necessary or desirable in order to enable him to be permitted to sell Shares pursuant to the provisions of Rule 144 under the Securities Act (or any successor statute, rule or regulation to Rule 144).

     7.11. Fiscal Year. The fiscal year of the Company and its Subsidiaries, if any, for tax, accounting and any other purposes shall end at the end of December of each calendar year.

     7.12. Key Man Life Insurance Policy. So long as any Convertible Notes or Warrants remain outstanding, the Purchasers shall have the right (but shall not be obligated) to, at the expense of the Purchasers, maintain up to $1,500,000 in face amount of life insurance on the life of Philip Rosner, with the Purchasers as owners and beneficiaries or as assignees thereof. The proceeds of any such insurance shall be applied first to the repayment of the outstanding principal amount of the Convertible Notes and accrued and unpaid interest thereon, with the balance, if any, retained by the Purchasers. The Company will take such action as may be reasonably requested by the Purchasers to assist the Purchasers in obtaining any such insurance.

     7.13. TSE Requirements. The Company will, prior to November 15, 1996, provide the TSE with each of the items set forth in paragraph 8 of the letter dated October 10, 1996 from the TSE to Goldman, Spring, Schwartz & Kichler, and take such other action as may be necessary to result in the listing of Shares issuable upon conversion of the Convertible Notes and Warrants on the TSE.

     SECTION 8. NEGATIVE COVENANTS

     The Company further covenants and agrees, so long as any Convertible Note remains outstanding, as follows:

     8.1. Restricted Payments; Investments. Neither the Company nor any Subsidiary, if any, will declare or make or permit to be declared or made (i) any Restricted Payment or (ii) any Investment in any Person; provided, however, that the Company shall be permitted to (i) exchange the Higgins Indebtedness for
(A) up to 500,000 Shares and (B) sufficient cash to reimburse the holder of the Higgins Indebtedness for its tax liabilities for such transaction (including gross-up) and (ii) make payments of up to $192,000 per annum to Higgins Associates under a lease for an office and manufacturing building located at 999 Tech Drive, Milford, Ohio.

     8.2. Sale of Substantial Portion of Assets. From and after the Closing Date, neither the Company nor any Subsidiary will sell or transfer (or agree to sell or transfer) to any Person (other than the Company or a Subsidiary, if any) assets which in the aggregate accounted for or provided 15% or more of the total revenues of the Company and its Subsidiaries, if any, for either the then preceding fiscal quarter or the then preceding fiscal year.

     8.3. No Change in Business; Subsidiary Assets. The Company will not, and will not permit any Subsidiary to, change substantially the character of its business as conducted on the date of this Agreement. In no event shall the Guarantor at any time possess assets with a book or fair market value aggregating more than $500,000.

     8.4. Maintenance of Public Market. The Company will not proceed with a program of acquisition of Shares, initiate a corporate reorganization or recapitalization, or authorize or consent to any action which would have the effect of:

     (a) removing the Company from registration with the Commission under the Securities Exchange Act, or

     (b) reducing substantially or eliminating the public market for Shares as such public market existed on the date of this Agreement.

     8.5. Consolidation; Merger and Sale. The Company will not, and will not permit any Subsidiary to, sell, lease, transfer or otherwise dispose of all or substantially all of its assets to any other Person, or consolidate with or merge into any other Person, or permit any other Person to merge into or sell, lease or transfer all or substantially all of its assets to the Company.

     8.6. Indebtedness. Neither the Company nor any Subsidiary will incur or be or remain liable an any Indebtedness other than:

          (i) the Convertible Notes;

          (ii) Indebtedness of up to $5,500,000 to North Fork Bank under that certain Consolidated, Modified Revolving Credit Note dated the date hereof made by the Company payable to the order of North Fork Bank;

          (iii) the Higgins Indebtedness;

          (iv) purchase money indebtedness and Capitalized Leases not to exceed in aggregate principal amount outstanding $250,000 at any time;

          (v) Indebtedness subordinated in right of payment to the Convertible Notes containing subordination provisions reasonably acceptable to the Purchasers; and

          (vi) Indebtedness incurred to refinance the Indebtedness described in clause (ii) above in an aggregate principal amount not to exceed $6,000,000.

     8.7. Liens. Neither the Company nor any Subsidiary will create, incur, assume or suffer to exist, directly or indirectly any Lien on any of its property now owned or hereafter acquired to secure any Indebtedness of the Company or any such Subsidiary, other than:

          (i) Liens existing on the date hereof and set out on Exhibit I hereto;

          (ii) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves in accordance with generally accepted accounting principles are being maintained;

          (iii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

          (iv) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (v) easements, rights-of-way, restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Company or any of its Subsidiaries; and

          (vi) Liens in favor of the Purchasers arising under the Purchase Documents.

     8.8. Stock Options. From and after the Closing Date, the Company will not issue or agree to issue to any officer or employee of the Company or any Subsidiary, whether pursuant to any incentive stock option plan of the Company or otherwise, any Shares, or any options, warrants or other rights to purchase or otherwise acquire Shares, and the Company will not have any such options, warrants or other rights outstanding, other than Excluded Options and Shares.

     SECTION 9. SUBORDINATION

     All Convertible Notes shall be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness as and to the extent set forth in the Subordination Agreement. In addition, the security interest of the Collateral Agent under the Security Agreement is subject and subordinate to certain other security interests as specified in the Security Agreement.

     SECTION 10. CONDITIONS TO PURCHASERS' OBLIGATIONS

     Your several and not joint obligations to purchase the Convertible Note or Convertible Notes and Warrant or Warrants hereunder is subject to satisfaction of the following conditions at the Closing:

     10.1. Accuracy of Representations and Warranties; No Defaults. The representations and warranties of the Company herein or in any certificate or document delivered pursuant hereto shall be true and correct on and as of the Closing Date with the same effect as though made on and as of the Closing Date. On the Closing Date there shall be no Event of Default or Potential Default.

     10.2. Officers' Certificate. Each Purchaser purchasing a Convertible Note or Convertible Notes and Warrants on the Closing Date shall have received a certificate dated the Closing Date and signed by the Chief Executive Officer and by the Chief Financial Officer of the Company, to the effect that, to the best knowledge of such officers, the conditions of Section 10.1 hereof have been satisfied.

     10.3. Closing with Other Purchasers. All Purchasers identified on Exhibit A hereto as purchasing Convertible Notes and Warrants shall complete their Closing simultaneously pursuant to this Agreement.

     10.4. Proceedings. All corporate and other proceedings in connection with the transactions contemplated by the Purchase Documents, and all documents incident thereto, shall be in form and substance satisfactory to you and your special counsel, and you shall have received all such originals or certified or other copies of such documents as you or they may reasonably request.

     10.5. Security Agreement; Guarantor Security Agreement; Guaranty. The Collateral Agent shall have received duly executed counterparts of the Security Agreement, the Guarantor Security Agreement and the Guaranty.

     10.6. Financing Statements. The Collateral Agent shall have received acknowledgment copies of all financing statements required to be filed in order to create, in favor of the Collateral Agent, a perfected security interest under the Uniform Commercial Code in the collateral described in the Security Agreement in each of the jurisdictions listed in Exhibit J hereto, with each such financing statement having been properly filed in each office in each such jurisdiction in which such filings are required; and the Collateral Agent shall have received such evidence as the Collateral Agent may deem satisfactory that all necessary filing fees, and all taxes and other expenses related to such filings, have been paid in full;

     10.7. Opinions of Company Counsel. Each Purchaser purchasing a Convertible Note or Convertible Notes and Warrants on the Closing Date shall have received
(i) an opinion dated the Closing Date of Baer Marks & Upham LLP, counsel for the Company, in substantially the form set forth on Exhibit K-1 hereto, and (ii) an opinion dated the Closing Date of Goldman, Spring, Schwartz & Kichler, Ontario counsel for the Company, in substantially in the form set forth on Exhibit K-2 hereto.

     10.8. Other Documents and Opinions. You shall have received such other documents and opinions, in form and substance satisfactory to you and your special counsel, relating to matters incident to the transactions contemplated by the Purchase Documents as you may reasonably request.

     SECTION 11. AMENDMENT AND WAIVER

     This Agreement and the Convertible Notes may be amended (or any provision hereof or thereof waived) with the consent of a Majority in Interest of Outstanding Convertible Notes; provided, however, that no such amendment or waiver shall change the fixed maturity of any Convertible Note, or the time of payment of interest thereon, the principal amount thereof, or the registration rights under Section 17 hereof, without the consent of the holder of the Convertible Note or Shares so affected. The Company agrees that all holders of Convertible Notes shall be notified by the Company in advance of any proposed amendment or waiver, but failure to give such notice shall not in any way affect the validity of any such amendment or waiver. The Company and each holder of a Convertible Note then or thereafter outstanding shall be bound by any amendment or waiver effected in accordance with the provisions of this Section 11, whether or not such Convertible Note shall have been marked to indicate such modification, but any Convertible Note issued thereafter shall bear a notation as to any such modification (but the failure to bear any such notation shall not affect the validity of any such subsequently issued Convertible Note, which shall be enforceable in accordance with its terms subject to any such modification). Promptly after obtaining the written consent of a Majority in Interest of Outstanding Convertible Notes, the Company shall transmit a copy of such modification to all of the holders of the Convertible Notes then outstanding. If such modification affects registration rights under Section 17 hereof, the Company shall also give a copy of such modification to the holders of Shares issued upon conversion of any of the Convertible Notes.

     SECTION 12. EXCHANGE OF CONVERTIBLE NOTES AND WARRANTS; CANCELLATION OF
                 SURRENDERED CONVERTIBLE NOTES AND WARRANTS

     (a) Subject to Section 16 hereof, at any time at the request of any holder of one or more of the Convertible Notes or one or more of the Warrants to the Company at its office provided under Section 7.6 hereof, the Company at its expense will issue and deliver to or upon the order of the holder in exchange therefor (i) new Convertible Notes, in such denomination or denominations as such holder may request, in aggregate principal amount equal to the unpaid principal amount of the Convertible Note or Convertible Notes surrendered and substantially in the form thereof, dated as of the date to which interest has been paid on the Convertible Note or Convertible Notes surrendered (or, if no interest has yet been so paid thereon, then dated the date of the Convertible Note or Convertible Notes so surrendered) and payable to such person or persons as may be designated by such holder or (ii) new Warrants convertible into the same aggregate number of Shares as the Warrant or Warrants surrendered and substantially in the form thereof, dated the date of the Warrant or Warrants so surrendered. Any such new Convertible Note shall bear any notation required by
Section 11 hereof.

     (b) Upon the conversion in whole or in part of any Convertible Note or any Warrant, if only a portion of the principal amount of the Convertible Note or only a fraction of the number of Shares subject to the Warrant is used in such conversion, then the Company shall execute and deliver to or upon the order of the holder thereof, at the expense of the Company, a new Convertible Note or Convertible Notes in principal amount equal to the unused portion of such Convertible Note or a new Warrant or Warrants convertible into the unused number of Shares.

     (c) All Convertible Notes and all Warrants or portions thereof which have been converted shall be cancelled by the Company and no Convertible Notes shall be issued in lieu of the portion of the Convertible Note, and no Warrants shall be issued in lieu of the portion of the Warrant, so converted.

     SECTION 13. REPLACEMENT OF CONVERTIBLE NOTES AND WARRANTS

     Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Convertible Note or Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company (if requested by the Company), or in the case of any such mutilation, upon surrender and cancellation of such Convertible Note or Warrant, the Company will issue a new Convertible Note or Warrant of like tenor in lieu of such lost, stolen, destroyed or mutilated Convertible Note or Warrant as if the lost, stolen, destroyed or mutilated Convertible Note or Warrant were then surrendered for exchange. No Purchaser shall be required to furnish an indemnity bond in connection with any such loss, theft or destruction.

     SECTION 14. DEFAULTS

     If any of the following events (each herein called an "Event of Default") shall occur and be continuing:

     (a) If the Company shall default in the payment (whether or not such payment is prohibited under Section 9 hereof) of any part of the principal of any Convertible Note, when the same shall become due and payable, whether at maturity or by acceleration or otherwise, or the Company shall fail to pay within five (5) Business Days after the due date thereof any interest on any Convertible Note; or

     (b) If the Company shall default in the performance of any agreement or covenant contained Section 8; or

     (c) If the Company or the Guarantor shall default in the performance of any agreement or covenant, other than those referred to in clauses (a) and (b) of this Section 14, contained in this Agreement or in any of the other Purchase Documents, and, if capable of being remedied, such default shall remain unremedied for ten (10) days after the earlier of (i) the Company's obtaining actual knowledge thereof, or (ii) written notice thereof shall have been given to the Company by a Purchaser; or

     (d) If any representation or warranty by the Company or the Guarantor contained herein, or in any other Purchase Document or in any certificate delivered by the Company or the Guarantor pursuant hereto shall prove to have been incorrect in any material respect when made; or

     (e) If the Company or any of its Subsidiaries shall fail to make any payment of principal of or interest on any Indebtedness described in clauses
(ii) or (vi) of Section 8.6 or on any other Indebtedness of the Company or such Subsidiary exceeding $100,000 in the aggregate (other than the Convertible Notes or any Indebtedness under this Agreement) when due (whether at stated maturity, by acceleration, on demand or otherwise) after giving effect to any applicable grace period provided for in the agreement(s) or instrument(s) creating or evidencing such Indebtedness; or

     (f) If the Company or any of its Subsidiaries shall fail to observe or perform any covenant or agreement contained in any agreement or instrument relating to any Indebtedness described in clauses (ii) or (vi) of Section 8.6 or any other Indebtedness in excess of $100,000 in the aggregate within any applicable grace period provided for in the agreement(s) or instrument(s) creating or evidencing such Indebtedness, or any other event shall occur if the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity; or

     (g) If a judgment which, either alone or together with other outstanding judgments against the Company and its Subsidiaries, if any, exceeding an aggregate of $100,000 shall be rendered against the Company or any Subsidiary and such judgment shall have continued undischarged or unstayed for 45 days after entry thereof; or

     (h) If a Plan shall fail to maintain the minimum funding standard required by Section 412 of the Code for any plan year or a waiver of such standard is sought or granted under Section 412(d), or a Plan is, shall have been or is likely to be, terminated or the subject of termination proceedings under ERISA, or the Company or an ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, and there shall result from any such event or events either a liability or a material risk of incurring a liability to the PBGC or a Plan which, in the opinion of the Purchasers, will have a material adverse effect upon the business, financial condition, results of operations or prospects of the Company and its Subsidiaries, taken as a whole; or

     (i) If the Company or any Subsidiary shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts or if a receiver or trustee shall be appointed for the Company or any Subsidiary or for substantially all of its assets and, if appointed without its consent, such appointment is not discharged or stayed within 60 days; or if proceedings under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against the Company or any Subsidiary, and, if contested by it, are not dismissed or stayed within 60 days; or if any writ of attachment or execution or any similar process is issued or levied against the Company or any Subsidiary or any significant part of its property and is not released, stayed, bonded or vacated within 60 days after its issue or levy; or if the Company or any Subsidiary takes corporate action in furtherance of any of the foregoing;

then and in each event a Majority in Interest of Outstanding Convertible Notes may at any time at its or their option, by written notice or notices to the Company, declare all the Convertible Notes to be due and payable, whereupon the same shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waived; provided, that, if an Event of Default specified in clause
(i) of this Section 14 shall occur, the result which would occur upon the giving of written notice by the Majority in Interest of outstanding Convertible Notes as specified above shall occur automatically without the giving of any such notice. If any holder of a Convertible Note shall give any notice or take any other action with respect to a claimed default, the Company, forthwith upon receipt of such notice or obtaining knowledge of such other action, will give written notice thereof to all other holders of the Convertible Notes then outstanding, describing such notice or other action and the nature of the claimed default.

     SECTION 15. REMEDIES

     (a) In case any one or more Events of Default shall occur and be continuing, the holder of a Convertible Note then outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in such Convertible Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or for any other remedy (including, without limitation, damages).

     (b) In case of a default in the payment of any principal of or interest on any Convertible Note, or default in the observance of any other agreement or covenant of the Company or the Guarantor in any Purchase Document, the Company will pay to the holder thereof or party thereto such further amount as shall be sufficient to cover any and all costs and expenses of enforcement and collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements. No course of dealing and no delay on the part of any holder of any Convertible Note in exercising any rights or remedies shall operate as a waiver thereof or otherwise prejudice such holder's rights. No right or remedy conferred hereby or by any Convertible Note shall be exclusive of any other right or remedy referred to herein or therein or available at law, in equity, by statute or otherwise.

     (c) You shall, in addition to other remedies provided by law, have the right and remedy to have the provisions of this Agreement (including, without limitation, Sections 6 and 17 hereof) specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any breach or threatened breach of the provisions of this Agreement (including, without limitation, Sections 6 and 17 hereof) will cause irreparable injury to you and that money damages will not provide an adequate remedy. Nothing contained herein shall be construed as prohibiting you from pursuing any other remedies available to you for such breach or threatened breach, including the recovery of damages from the Company.

     (d) The provisions of this Agreement shall survive the conversion of all Convertible Notes and Warrants.

     SECTION 16. RESTRICTIONS ON TRANSFER

     (a) Each holder of a Convertible Note and each holder of a Warrant by acceptance thereof agrees that it will not sell or otherwise dispose of any of the Convertible Notes, Warrants or Shares issuable upon conversion thereof unless (i) such Convertible Notes, Warrants or Shares, as the case may be, have been registered under the Securities Act, or (ii) such Convertible Notes, Warrants or Shares, as the case may be, are sold in accordance with the applicable requirements and limitations of Rule 144 under the Securities Act (or any successor rule, regulation or statute to Rule 144), or (iii) the Company has been furnished with an opinion or opinions reasonably satisfactory to the Company's counsel to the effect that registration under the Securities Act is not required for the transfer as proposed (which opinion may be conditioned upon the transferee's assuming the obligations of a holder of Convertible Notes, Warrants or Shares under this Section 16), or (iv) the Company has been furnished with a letter from the Division of Corporate Finance of the Commission to the effect that such Division would not recommend any action to the Commission if such proposed transfer were effected without a registration statement effective under the Securities Act. The Company agrees that within 3 Business Days after receipt of any opinion referred to in (iii) above, it will notify the holder supplying such opinion whether such opinion is satisfactory to the Company.

     (b) The Company may endorse on all Convertible Notes, on all Warrants and on all certificates evidencing Shares a legend stating or referring to the transfer restrictions contained in paragraph (a) above; provided that no such legend shall be endorsed on any Convertible Notes or Warrants or certificates which, when issued, are no longer subject to the restrictions of this Section 16, and provided, further, that if a transfer is made pursuant to clause (i),
(ii) or (iv) of paragraph (a) or if an opinion of counsel provided pursuant to clause (iii) of paragraph (a) concludes that the legend is no longer necessary, the Company will deliver upon transfer Convertible Notes, Warrants or certificates evidencing Shares without such legends.

     SECTION 17. REGISTRATION RIGHTS

     17.1. Registration at the Request of Holders.

     (a) The Company agrees that from time to time after the earlier to occur of
(i) October 17, 1997 and (ii) any Conversion Date, upon receipt of a Registration Demand satisfying the conditions under Section 17.1(b) hereof, the Company will (A) promptly (at least 30 days prior to the filing date) give written notice of the proposed registration to each holder of a Convertible Note, Warrant or Share issued upon conversion thereof and (B) with reasonable promptness, and in any case not later than 75 days after receipt by the Company of the Registration Demand, file a registration statement with the Commission relating to such Shares as to which registration is requested in the Registration Demand and use its best efforts to make such registration statement become effective and to qualify the same under the Blue Sky laws of such states as may be reasonably requested in the Registration Demand. The Company shall also include under such registration statement any Shares requested to be so included by any other holder of Convertible Notes, Warrants or Shares issued upon conversion thereof by written notice delivered to the Company within 30 days after the sending of the notice provided for in (A) above, and may include under such registration statement Shares to be sold directly by the Company or others; provided, however, that the Company may not include any Shares to be sold directly by the Company or others to the extent that the underwriter or underwriters of such securities shall determine in good faith that the inclusion of such Shares would interfere with the prompt effectiveness of the registration statement or the successful sale of such other securities proposed to be sold by the holders of Convertible Notes, Warrants or Shares issued upon conversion thereof.

     (b) A "Registration Demand" shall be a written notice from one or more holders of Convertible Notes, Warrants or Shares issued upon conversion thereof stating that such holder or holders desire to sell Shares under circumstances requiring registration under the Securities Act and requesting that the Company effect registration with respect to the Shares held or to be held after conversion by such holder or holders, provided that such holder or holders giving such notice either (i) hold Convertible Notes, Warrants or Shares issued upon conversion thereof representing, or entitling the holder thereof to obtain upon conversion, in the aggregate not less than 25% of the sum of (A) the number of Shares then obtainable upon conversion of all Convertible Notes and Warrants then outstanding and (B) the number of Shares then outstanding from the previous conversion of Convertible Notes and Warrants or (ii) in the case of a registration statement on Form S-3 under the Securities Act (or any successor form), either (A) hold Convertible Notes, Warrants or Shares issued upon conversion thereof representing, or entitling the holder thereof to obtain upon conversion, in the aggregate not less than 100,000 shares of Common Stock of the Company or (B) hold Convertible Notes representing an aggregate principal amount of at least $150,000; provided, further, that any such proposed sale of Shares must involve gross offering proceeds (before underwriting fees and commission) of at least $1,000,000 in the case of the preceding clause (i) and at least $500,000 in the case of the preceding clause (ii); provided, further, that if a holder of Convertible Notes, Warrants or Shares issued upon conversion thereof gives one Registration Demand under the preceding clause (i), if such Registration Demand is not withdrawn under Section 17.1(c) hereof and if the Company provides the registration rights with respect to such Registration Demand which the Company is required to provide under this Section 17, then such holder may not give a second Registration Demand under the preceding clause (i) but may participate, upon the terms of this Section 17, in any registration resulting from one or more other holders giving a Registration Demand.

     (c) The Company shall be obligated to effect registration and qualification pursuant to Section 17.1(a) twice with respect to a demand under clause (i) of
Section 17.1(b) hereof and twice with respect to a demand under clause (ii) of
Section 17.1(b) hereof; provided, however, that the Company shall not be obligated to effect registration and qualification more than once in any twelve month period; and provided, further, that if the holders who have requested a filing of a registration statement under Section 17.1 inform the Company by written notice that they are withdrawing the request and agree to pay all of the Company's out-of-pocket expenses with respect to such registration and qualification incurred to the date of the notice under this proviso, then the registration statement need not be filed and the whole effort will not count as a registration and qualification to be provided by the Company pursuant to Section 17.1(a).

     17.2. Piggyback Rights. If the Company shall at any time after the earlier to occur of (i) October 16, 1997 and (ii) any Conversion Date propose to file a registration statement under the Securities Act for any underwritten sales of shares of the Company's Common Stock (or any warrants, units, convertibles, rights or other securities related or linked to any shares of the Company's Common Stock), the Company shall give written notice of such registration no later than 30 days before its filing with the Commission to all holders of Convertible Notes, Warrants or Shares issued upon conversion thereof. If any such holders of Convertible Notes, Warrants or Shares so request within 15 days, the Company shall include in any such registration the Shares theretofore issued upon conversion of one or more Convertible Notes or one or more Warrants and then held, or to be held after conversion of Convertible Notes and/or Warrants by such holders, but the Company shall not be obligated to so include the Shares to the extent the underwriter or underwriters of such securities being otherwise registered by the Company shall determine in good faith that the inclusion of such Shares would interfere with the successful sale of such other securities proposed to be sold by such underwriter or underwriters, in which case such holders of Convertible Notes, Warrants and Shares shall be entitled to participate in any such reduced number of Shares of Common Stock (if any) which may be included in such registration in proportion to their relative holdings of Shares (whether such Shares are held directly or through the right to obtain such Shares upon the conversion of Convertible Notes or Warrants held by such holders); provided, however, that in any case other than a primary offering in which no selling stockholders participate, the holders of Convertible Notes, Warrants or Shares issued upon conversion thereof shall have the right to have at least 25% of the Shares then underlying outstanding Convertible Notes and Warrants or then outstanding as the result of prior conversions of Convertible Notes and/or Warrants included in the first registration statement which is filed by the Company after the Closing Date and which meets the requirements of the first sentence of this Section 17.2; provided, that the holders of Convertible Notes, Warrants and Shares issued upon conversion thereof desiring to participate in the registration shall be entitled to participate in such 25% pro rata in proportion to their relative holdings of Shares (whether such Shares are held directly or through the right to obtain such Shares upon the conversion of Convertible Notes or Warrants held by such holders). The obligations and rights of the Company and the holders under this Section 17.2 shall not affect in any way their obligations and rights under Section 17.1. Any holder of Convertible Notes, Warrants or Shares issued upon conversion thereof shall, as a condition to the Company's obligation to include securities held by such holder in any such registration, agree to execute an underwriting agreement in customary form as selling shareholders. Notwithstanding the provisions of Sections 17.1, in the event that the Company shall file a registration statement under the Securities Act as described in this Section 17.2, the right of the holders of Convertible Notes, Warrants or Shares issued upon conversion thereof to give a Registration Demand shall be suspended until the date ninety (90) days following the effective date of such registration statement (or until such earlier date as the Company shall have completed the sale and distribution of all shares to be sold pursuant to such registration).

     17.3. Expenses. Subject to the limitations contained in this Section 17.3 and except as otherwise specifically provided in this Section 17, the entire costs and expenses of only the first of the registrations and qualifications demanded pursuant to clause (i) of Section 17.1(b) hereof, all of the registrations and qualifications demanded pursuant to clause (ii) of Section 17.1(b) hereof and of all registrations and qualifications pursuant to Section
17.2 hereof shall be borne by the Company, excluding costs and expenses of legal counsel to the Purchasers. A proportionate share (based on the number of Shares included therein) of all costs and expenses of other registrations and qualifications demanded pursuant hereto shall be borne by the selling shareholders making such demands. Such costs and expenses shall include, without limitation, the reasonable fees and expenses of counsel for the Company and of its accountants, all other costs, fees and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto, the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the Shares and the costs and expenses (including fees and disbursements of counsel) incurred in connection with the qualification of the Shares under the Blue Sky laws of various jurisdictions.

     17.4. Procedures.

     (a) In the case of each registration or qualification pursuant to Section
17.1 or 17.2 hereof, the Company will keep all holders of Convertible Notes, Warrants or Shares issued upon conversion thereof advised in writing as to the initiation of proceedings for such registration and qualification and as to the completion thereof, and will advise any such holder, upon request, of the progress of such proceedings.

     (b) At its expense, except as otherwise provided in Section 17.3 hereof, the Company will keep each registration and qualification under this Section 17 effective (and in compliance with the Securities Act) by such action as may be necessary or appropriate for a period of 180 days after the effective date of such registration statement (or until such earlier date as each holder of Convertible Notes, Warrants or Shares issued upon conversion thereof shall have completed the sale and distribution of all Shares to be sold pursuant thereto), including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration statement current and the further qualification under any applicable Blue Sky or other state securities laws to permit such sale or distribution, all as requested by such holder or holders. The Company will immediately notify each holder on whose behalf Shares have been registered pursuant to this Section 17 at any time when a prospectus relating thereto is requested to be delivered under the Securities Act, of the happening of an event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     (c) The Company will furnish to each holder on whose behalf Shares have been registered pursuant to this Section 17 a signed counterpart, addressed to such holder, of (i) an opinion of counsel for the Company, dated the effective date of such registration statement, and (ii) a so-called "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, and such opinion of counsel and accountants' letter shall cover substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in connection with underwritten public offerings of securities.

     (d) Without limiting any other provision hereof, in connection with any registration of Shares under this Section 17, the Company will use its best efforts to comply with the Securities Act, the Securities Exchange Act and all applicable rules and regulations of the Commission, and will make generally available to its securities holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) and Rule 158 of the Securities Act.

     (e) In connection with any registration of Shares under this Section 17, the Company will provide, if appropriate, a transfer agent and registrar for the Shares not later than the effective date of such registration statement.

     (f) In connection with any registration of Shares under this Section 17, the Company will, if requested by the underwriters for any Shares included in such registration, enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities.

     (g) If the Company at any time proposes to register any of its securities under the Securities Act, other than pursuant to a request made under Section
17.1 hereof, whether or not for sale for its own account, and such securities are to be distributed by or through one or more underwriters, then the Company will make reasonable efforts, if requested by any holder of Convertible Notes or Warrants or Shares issued upon conversion thereof who requests registration of Shares in connection therewith pursuant to Section 17.2 hereof, to arrange for such underwriters to include such Shares among the securities to be distributed by or through such underwriters. The holders on whose behalf Shares are to be distributed by such underwriters shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Shares.

     (h) Each registration statement, prospectus, amendment, supplement or any other document filed with respect to a registration under this Section 17 shall be subject to review and, with respect to information concerning the Purchasers, approval, by the holders registering Shares in such registration and by their counsel. Each holder of Convertible Notes, Warrants or Shares issuable upon conversion thereof participating in any registration described in this Section 17 will provide the Company with such information as may reasonably be requested by the Company in connection with such registration, and will promptly notify the Company of any changes in such information required to be disclosed in such registration.

     17.5. Provision of Documents. The Company will, at the expense of the Company, furnish to each holder of Convertible Notes, Warrants or Shares issued upon conversion thereof with respect to which registration has been effected, such number of registration statements, prospectuses, offering circulars and other documents incident to any registration or qualification referred to in Sections 17.1 or 17.2 hereof as such holder from time to time may reasonably request.

     17.6. Indemnification.

     (a) The Company will indemnify and hold harmless each holder of Convertible Notes, Warrants or Shares issued upon conversion thereof and any underwriter (as defined in the Securities Act) for such holder and each Person, if any, who controls the holder or underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) to which the holder or underwriter or such controlling Person may be subject, under the Securities Act or otherwise, insofar as any thereof arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Shares were registered under the Securities Act pursuant to Sections 17.1 or
17.2 hereof, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company in writing by such holder or by any underwriter for such holder expressly for use therein.

     (b) Each Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) to which the Company may be subject, under the Securities Act or otherwise, insofar as any thereof (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Shares were registered under the Securities Act pursuant to Sections 17.1 or 17.2 hereof, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company in writing by such Purchaser expressly for use therein.

     (c) Promptly after receipt by an indemnified party under this Section 17.6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 17.6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 17.6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties. After notice from the indemnified party, the indemnifying party will not be liable to such indemnified party under this Section 17.6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless: (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances); or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this
Section 17.6, in which case the indemnified party may effect such a settlement without such consent.

     17.7. Denial of Registration Rights. The Company shall have the right to deny to any holder of Convertible Notes, Warrants or Shares issued upon conversion thereof the registration rights granted under this Section 17 if such holder of Convertible Notes, Warrants or Shares is at the time able to sell all of the Shares sought to be registered without registration or qualification under the Securities Act or any other applicable securities law over a three month period pursuant to Rule 144 under the Securities Act. If the Company in good faith believes that such condition has been satisfied and that the Company is therefore entitled to deny to a holder the registration rights granted under this Section 17, then the Company may give notice of such conclusion to such holder and such registration rights shall thereupon be denied to such holder unless Moses & Singer LLP or other special counsel for such holder (which other special counsel shall be reasonably satisfactory to the Company) delivers its opinion to the Company (within 30 days following such holder's receipt of such notice of denial from the Company) to the effect that such counsel believes that the foregoing conditions for denial of the registration rights under this
Section 17 have not been satisfied, in which case all such registration rights under this Section 17 shall remain available to such holder.

     SECTION 18. CERTAIN FEES AND EXPENSES

     The Company represents and warrants to the Purchasers that there is no liability for (and the Company will pay and indemnify the Purchaser against) any fees or expenses (or claims therefor) of any investment banker, finder or broker in connection with the Purchase Documents or any of the transactions contemplated thereby, other than the issuance of up to 100,000 Shares to Strategic Growth International, Inc. as described in the definition of Excluded Options and Warrants.

     SECTION 19. HOME OFFICE PAYMENTS

     As long as any Purchaser or any payee named in the Convertible Notes delivered to you on the Closing Date, or any institutional holder which is a direct or indirect transferee from any Purchaser, shall be the holder of any Convertible Note, the Company will make payments (whether at maturity or otherwise) of principal and interest by check payable to the order of the holder of any such Convertible Notes duly mailed or delivered to a Purchaser at the address of such Purchaser specified in Exhibit A, or at such other address as such Purchaser or such other holder may designate in writing, or, if requested by any Purchaser or such other holder, by wire transfer to its (or its nominee's) account at any bank or trust company in the United States of America, notwithstanding any contrary provision herein or in any Convertible Note with respect to the place of payment. All such payments shall be made in immediately available funds.

     SECTION 20. COLLATERAL AGENT

     20.1. Appointment of Collateral Agent. Each Purchaser hereby designates The High View Fund, L.P. as Collateral Agent to act as herein specified and as specified in the Security Agreement and the Guarantor Security Agreement. Each Purchaser hereby irrevocably authorizes, and each holder of any Convertible Note or Warrant by the acceptance of a Convertible Note or Warrant shall be deemed irrevocably to authorize, the Collateral Agent to take such action on its behalf under the provisions of the Security Agreement and the Guarantor Security Agreement, and to exercise such powers and to perform such duties thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Collateral Agent may perform any of its duties by or through its agents or employees.

     20.2. Nature of Duties of Agent. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in the Security Agreement and the Guarantor Security Agreement. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such thereunder or in connection therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Collateral Agent shall be mechanical and administrative in nature; the Collateral Agent shall not have by reason of this Agreement or the other Purchase Documents a fiduciary relationship in respect of any Purchaser; and nothing in this Agreement or the other Purchase Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement or the other Purchase Documents except as expressly set forth herein or therein.

     20.3. Lack of Reliance on the Agent.

     (a) The Collateral Agent shall not be responsible to any Purchaser for (i) any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith,
(ii) the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement, or any of the other Purchase Documents, (iii) the existence, value, collectibility or adequacy of the Collateral (as defined in the Security Agreement and in the Guarantor Security Agreement) or the validity, effectiveness, perfection or priority of the liens and security interests of the Collateral Agent therein, or (iv) the financial condition of the Company or the Guarantor, nor shall the Collateral Agent be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the other Purchase Documents, or the financial condition of the Company or the Guarantor, or the existence or possible existence of any Event of Default.

     20.4. Certain Rights of the Collateral Agent. If the Collateral Agent shall request instructions from the Majority in Interest of Outstanding Convertible

Notes with respect to any act or action (including the failure to act) in connection with this Agreement or the other Purchase Documents, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until the Collateral Agent shall have received instructions from the Majority in Interest of Outstanding Convertible Notes; and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Purchaser shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder in accordance with the instructions of the Majority in Interest of Convertible Notes.

     20.5. Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Collateral Agent may consult with legal counsel (including counsel for the Company and counsel for the Purchasers), independent public accountants (including those retained by the Company) and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     20.6. Indemnification of Collateral Agent. Each Purchaser will reimburse and indemnify the Collateral Agent, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder or under the other Purchase Documents, in any way relating to or arising out of this Agreement or the other Purchase Documents.

     20.7. The Collateral Agent in its Individual Capacity. With respect to the Convertible Notes and Warrants purchased by it, the Collateral Agent shall have the same rights and powers hereunder as any other Purchaser and may exercise the same as though it were not performing the duties specified herein; and the terms "Purchasers", "Majority in Interest of Outstanding Convertible Note", "Majority in Interest of Outstanding Warrants", or any similar terms shall, unless the context clearly otherwise indicates, include the Collateral Agent in its individual capacity.

     20.8. Successor Agent.

     (a) The Collateral Agent may resign at any time by giving written notice thereof to the Purchasers, the Company and the Guarantor. Upon any such resignation, the Majority in Interest of Outstanding Convertible Notes shall have the right, upon five (5) days' notice to the Company and the Guarantor, to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Majority in Interest of Outstanding Convertible Notes, and shall have accepted such appointment, within thirty (30) days after the retiring Collateral Agent's giving of notice of resignation, then, upon five (5) days' notice to the Company and the Guarantor, the retiring Collateral Agent may, on behalf of the Purchasers, appoint a successor Collateral Agent.

     (b) Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement or any of the other Purchase Documents.

     SECTION 21. NOTICES

     Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, consents and other communications hereunder or with respect to any Convertible Notes or Warrant shall be in writing and shall be hand delivered or shall be sent by telecopier (confirmed by registered or certified mail, postage prepaid), to the following addresses:

     (a) If to you or your nominee, at your respective addresses as set forth in Exhibit A hereto, or at such other addresses as may have been furnished to the Company by you in writing; or

     (b) If to any other holder of a Convertible Note, at such address as the payee or registered holder thereof shall have designated to the Company by a written notice stating that such holder has acquired such Convertible Note and designating such address; or

     (c) If to any other holder of a Warrant, at such address as the registered holder thereof shall have designated to the Company by a written notice stating that such holder has acquired such Warrant and designating such address; or

     (d) If to the Company, at 10 Edison Street East, Amityville, New York 11701, or at such other address as may have been furnished in writing by the Company to you and to the other holders of Convertible Notes or Warrants or Shares issued upon conversion thereof.

Whenever any notice is required to be given hereunder, such notice shall be deemed given and such requirement satisfied only when such notice is delivered or, if sent by telecopier, when received, unless otherwise expressly specified or permitted by the terms hereof.

     SECTION 22. MISCELLANEOUS

     22.1. Entire Agreement. The Purchase Documents contain the entire agreement between you and the Company, and supersede any prior oral or written agreements, commitments, terms or understandings, regarding the subject matter hereof.

     22.2. Survival. All agreements, representations and warranties contained in the Purchase Documents or any document or certificate delivered pursuant thereto shall survive, and shall continue in effect following, the execution and delivery of the Purchase Documents, any investigation at any time made by you or on your behalf or by any other Person, the issuance, sale and delivery of the Convertible Notes, the Warrants, any disposition thereof, any conversion of the Convertible Notes or Warrants into Shares and any disposition thereof. All statements contained in any certificate or other document delivered by or on behalf of the Company pursuant to any of the Purchase Documents shall constitute representations and warranties by the Company hereunder.

     22.3. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart.

     22.4. Headings. The headings and captions in this Agreement and the table of contents are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

     22.5. Binding Effect and Assignment.

     (a) The terms of this Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns whether so expressed or not.

     (b) The Company may not assign any of its obligations, duties or rights under this Agreement, or under the Convertible Notes or the Warrants issued hereunder, except with your consent.

     (c) In addition to any assignment by operation of law, each of you may assign, in whole or in part, any or all of your respective rights (and/or obligations) under the Purchase Documents to any permitted transferee of any or all of your Convertible Notes, Warrants or Shares, and (unless such assignment expressly provides otherwise) any such assignment shall not diminish the rights each of you would otherwise have under the Purchase Documents.

     22.6. Severability. Any provision of any of the Purchase Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     22.7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

     22.8. Jurisdiction and Venue. Without limiting the jurisdiction or venue of any other court, each of the Company and each Purchaser (i) agrees that any suit, action or proceeding arising out of or relating to any of the Purchase Documents or the Shares issuable upon conversion of the Convertible Notes and/or Warrants may be brought in the courts of the State of New York or of the United States of America located in the City of New York; (ii) consents to the jurisdiction of any such court in any suit, action or proceeding relating to or arising out of any of the Purchase Documents or the Shares issuable upon conversion of the Convertible Notes and/or Warrants; (iii) waives any objection which it may have to the laying of venue in any such suit, action or proceeding in any such court; and (iv) agrees that service of any court paper may be made in such manner as may be provided under applicable laws or court rules governing service of process. Effective on the date of this Agreement, the Company hereby appoints CT Corporation System as its authorized agent upon which process may be served on its behalf (with a copy of such service to the Company as set forth above) by any Purchaser or any subsequent holder of a Convertible Note, Warrant or Share in any suit, action or proceeding arising out of or based upon any of the Purchase Documents or the Shares issuable upon conversion of the Convertible Notes and/or Warrants. Such appointment shall be irrevocable as long as any rights survive hereunder in favor of the Purchasers unless and until the appointment of a successor authorized agent reasonably acceptable to the Purchasers as such authorized agent, and such successor's acceptance of such appointment and written notice thereof, shall have been given to the Purchasers. The Company shall take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment or appointments in full force and effect as aforesaid.

     22.9. Additional Purchasers; Second Closing Date. Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, Section 10.3 hereof), in the event that Purchasers purchasing Convertible Notes and Warrants on the Closing Date purchase Convertible Notes in aggregate principal amount of less than $1,500,000 on the Closing Date, The High View Fund, L.P. and The High View Fund (collectively, "High View") agree that they, or one or more qualified investors acceptable to the Company, will purchase Convertible Notes equal to such deficiency (and related warrants) not later than November 1, 1996. On the date (the "Second Closing Date") upon which payment of the purchase price for such Convertible Notes and Warrants and, in the case of Purchasers other than High View, upon the execution of this Agreement by such Purchasers, the Company will execute and deliver to each such Purchaser Convertible Notes and Warrants being purchased by such Purchaser on the Second Closing Date. Interest on such Convertible Notes issued on the Second Closing Date shall accrue from the Second Closing Date, but otherwise the forms of Convertible Notes and Warrants issued on the Second Closing Date shall be identical to the forms of Convertible Notes and Warrants issued on the Closing Date.



                   [Balance of Page Intentionally Left Blank]

     If the foregoing correctly sets forth our understanding, please sign below on the enclosed counterpart of this Agreement and return the same to the undersigned, whereupon this Agreement shall become a binding contract between you and the Company as of October 17, 1996.

                                       Very truly yours,

                                       TECHNOLOGY FLAVORS &
                                         FRAGRANCES, INC.


                                       By:/s/ Philip Rosner
                                       --------------------------------
                                       Name:
                                       Title: President

ACCEPTED AND AGREED:

THE HIGH VIEW FUND, L.P.

By: High View Capital Corporation,
    general partner


    By: /s/ Andrew Brown
        -------------------------------
        Title: Managing Director

THE HIGH VIEW FUND

By: High View Asset Management Corp.,
    its attorney-in-fact

    By: /s/ Andrew Brown
        -------------------------------
        Title: Managing Director


---------------------------------------
           [Purchaser]


---------------------------------------
           [Purchaser]


---------------------------------------
           [Purchaser]

                                                                       EXHIBIT A

                                                            Class A
                                                            Warrants                     Class B
                               Convertible                  (No. of                     Warrants
                                  Notes                    Shares into               (No. of Shares             Aggregate
Purchaser's Name               (Principal                    which                      into which              Purchase
   and Address                   Amount)                   Convertible)                Convertible)              Price
----------------               -----------                 ------------               -------------           -----------
The High View Fund, L.P.        $575,000                     172,485                      59,891              $577,324.06
150 East 52nd Street
Suite 1800
New York, NY 10022
Attention: Andrew Brown

The High View Fund              $575,000                     172,485                      59,891              $577,324.06
150 East 52nd Street
Suite 1800
New York, NY 10022
Attention: Andrew Brown

                                                                       EXHIBIT B

THE SECURITIES EVIDENCED BY THIS CONVERTIBLE NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.



                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.

                        9% Convertible Subordinated Note
                              Due October 17, 1998


                                                        Dated ____________, 19__
                                                        New York, New York


     FOR VALUE RECEIVED, the undersigned Technology Flavors & Fragrances, Inc. (herein referred to as the "Company"), a Delaware corporation, hereby promises to pay to ______________________ or registered assigns, the principal sum of ______________ ($_______) in lawful money of the United States of America on October 17, 1998, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal sum from the date hereof at the interest rate of 9% per annum, payable annually on October 17 of each year, commencing October 17, 1997 (which first interest payment shall be for the period from and including the date hereof through and including October 17, 1997), until the entire principal hereof shall have become due and payable, whether at maturity or by acceleration or declaration or otherwise, and at the rate of 12% per annum on any overdue installment of principal and (to the extent permitted by law) on any overdue installment of interest until paid. If any payment of interest due hereunder becomes due and payable on a day which is not a Business Day (as defined in the Purchase Agreement referred to below) , the due date thereof shall be the next succeeding day which is a Business Day, and interest shall continue to accrue during any such extension and such additional interest shall also be due and payable on such next succeeding Business Day.

     Payments on interest shall be made lawful money of the United States of America, at the principal office of the Company in Amityville, New York, or at such other place as the Company shall have designated for such purpose to the holder hereof in writing, and may, in the case of interest payable in lawful money of the United States of America, be paid by check mailed, or shall be made by wire transfer, all as provided in the Purchase Agreement referred to below, to the address or account designated by the holder hereof for such purpose.

     This Convertible Note is one of a duly authorized issue of Convertible Notes, aggregating up to $1,500,000 in original principal amount, issued pursuant to the Purchase Agreement dated October 17, 1996, between the Company and the Purchasers named in such Purchase Agreement. Such Purchase Agreement is herein referred to as the "Purchase Agreement".

     This Convertible Note is subject to the provisions of and is entitled to the benefits of the Purchase Agreement. The Purchase Agreement provides, inter alia, for the meeting of certain covenants by the Company and for certain registration rights, in each case upon the terms and conditions set forth in the Purchase Agreement. In addition, the payment of the principal of and interest on this Convertible Note is subordinated in right of payment to the prior payment in full of certain other obligations of the Company to the extent and in the manner set forth in the Purchase Agreement. Reference is hereby made to the Purchase Agreement for a more complete statement of the rights and limitations of rights of the registered holder hereof and the rights and obligations of the Company thereunder. A copy of the Purchase Agreement is on file at the principal office of the Company in Amityville, New York. Each holder of this Convertible Note, by accepting the same, agrees to and shall be bound by the provisions of the Purchase Agreement.

     This Convertible Note is convertible into Common Stock of the Company in the manner, and upon the terms and conditions, including, without limitation, anti-dilution provisions, provided in the Purchase Agreement.

     In case an Event of Default (as defined in the Purchase Agreement) shall occur and be continuing, the principal of this Convertible Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

     No reference herein to the Purchase Agreement and no provision hereof or thereof shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal hereof and interest hereon at the respective times and places specified herein and in the Purchase Agreement.

     This Convertible Note is delivered in and shall be construed and enforced in accordance with and governed by the laws of the State of New York (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

     Subject to the provisions of Section 19 of the Purchase Agreement, the Company may treat the person in whose name this Convertible Note is registered as the owner and holder of this Convertible Note for the purpose of receiving payment of principal of and interest on this Convertible Note and for all other purposes whatsoever, and the Company shall not be affected by any notice to the contrary (except that the Company shall comply with the provisions of Section 12 of the Purchase Agreement regarding the issuance of a new Convertible Note or Convertible Notes to permitted transferees).


     IN WITNESS WHEREOF, TECHNOLOGY FLAVORS & FRAGRANCES, INC. has caused this Convertible Note to be dated and to be executed and issued on its behalf by its officer thereto duly authorized and its corporate seal to be hereunto duly affixed.



                                             TECHNOLOGY FLAVORS &
                                               FRAGRANCES, INC.


(Corporate Seal]                             By:____________________________

Attested:


________________________

                                                                       EXHIBIT C

                                                                            A-__

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.



                         -------------------------------



                       VOID AFTER 5:00 P.M. NEW YORK TIME,
                                October 17, 2001


No. ___________                                     ___________ Class A Warrants



                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.

             (Incorporated Under the Laws of the State of Delaware)

              CLASS A WARRANT CERTIFICATE REPRESENTING WARRANTS TO
                     PURCHASE COMMON STOCK, $.01 PAR VALUE,
                               AT $2.40 PER SHARE

                                     CLASS A

     This certifies that, for value received, TECHNOLOGY FLAVORS & FRAGRANCES, INC., a Delaware corporation (the "Company"), upon the surrender of this Class A Warrant Certificate to the Company as provided in the Purchase Agreement referred to below, provided, and only if, this Class A Warrant Certificate shall be so surrendered after 9:00 A.M., New York time, on October 17, 1996 and prior to 5:00 P.M., New York time, on October 17, 2001 (such date after which the Class A Warrants represented by this Class A Warrant Certificate are no longer exercisable being referred to herein as the "Expiration Date"), will sell and deliver, or cause to be sold and delivered, to __________________________ or registered assigns, subject to the terms and conditions herein set forth, a certificate for fully paid and non-assessable shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company upon payment of the Warrant Price, as defined below, for each of the Class A Warrants represented hereby which is then exercised. Subject to adjustment as provided in the Purchase Agreement, the Warrant Price payable on the exercise of each Warrant (referred to herein as the "Warrant Price") shall be $2.40 per share of Common Stock until 5:00 P.M. New York time on the Expiration Date. The Warrant Price shall be payable in cash or by certified check.

     This Class A Warrant is one of a duly authorized issue of Class A Warrants, aggregating Class A Warrants to purchase up to 450,000 shares of Common Stock, issued pursuant to the Purchase Agreement dated October 17, 1996, between the Company and the Purchasers named in such Purchase Agreement. Such Purchase Agreement is herein referred to as the "Purchase Agreement".

     This Class A Warrant is subject to the provisions of and is entitled to the benefits of the Purchase Agreement. The Purchase Agreement provides, inter alia, for the meeting of certain covenants by the Company and for certain registration rights, in each case upon the terms and conditions set forth in the Purchase Agreement. Reference is hereby made to the Purchase Agreement for a more complete statement of the rights and limitations of rights of the registered holder hereof and the rights and obligations of the Company thereunder. A copy of the Purchase Agreement is on file at the principal office of the Company in Amityville, New York. Each holder of this Class A Warrant, by accepting the same, agrees to and shall be bound by the provisions of the Purchase Agreement.

     This Class A Warrant is convertible into Common Stock in the manner, and upon the terms and conditions, including, without limitation, anti-dilution provisions, provided in the Purchase Agreement.

     This Class A Warrant is delivered in and shall be construed and enforced in accordance with and governed by the laws of the State of New York (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

     Subject to the provisions of Section 19 of the Purchase Agreement, the Company may treat the person in whose name this Class A Warrant is registered as the owner and holder of this Class A Warrant for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary (except that the Company shall comply with the provisions of Section 12 of the Purchase Agreement regarding the issuance of a new Class A Warrant or Class A Warrants to permitted transferees).

     IN WITNESS WHEREOF, TECHNOLOGY FLAVORS & FRAGRANCES, INC. has caused this Class A Warrant to be dated and to be executed and issued on its behalf by its officer thereto duly authorized and its corporate seal to be hereunto duly affixed.

Dated: New York, New York

       _________________,



                                      TECHNOLOGY FLAVORS &
                                         FRAGRANCES, INC.


(Corporate Seal]                      By:____________________________
                                         Title:
Attested:


__________________________

                                                                       EXHIBIT D

                                                                            B-__

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.



                         -------------------------------



                       VOID AFTER 5:00 P.M. NEW YORK TIME,
                                October 17, 2001



No. ___________                                     ___________ Class B Warrants



                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.

             (Incorporated Under the Laws of the State of Delaware)

              CLASS B WARRANT CERTIFICATE REPRESENTING WARRANTS TO
                     PURCHASE COMMON STOCK, $.01 PAR VALUE,
                               AT $2.70 PER SHARE

                                     CLASS B

     This certifies that, for value received, TECHNOLOGY FLAVORS & FRAGRANCES, INC., a Delaware corporation (the "Company"), upon the surrender of this Class B Warrant Certificate to the Company as provided in the Purchase Agreement referred to below, provided, and only if, this Warrant Certificate shall be so surrendered after 9:00 A.M., New York time, on October 17, 1996 and prior to 5:00 P.M., New York time, on October 17, 2001 (such date after which the Class B Warrants represented by this Class B Warrant Certificate are no longer exercisable being referred to herein as the "Expiration Date"), will sell and deliver, or cause to be sold and delivered, to

__________________________ or registered assigns, subject to the terms and conditions herein set forth, a certificate for fully paid and non-assessable shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company upon payment of the Warrant Price, as defined below, for each of the Class B Warrants represented hereby which is then exercised. Subject to adjustment as provided in the Purchase Agreement, the Warrant Price payable on the exercise of each Warrant (referred to herein as the "Warrant Price") shall be $2.70 per share of Common Stock until 5:00 P.M. New York time on the Expiration Date. The Warrant Price shall be payable in cash or by certified check.

     This Class B Warrant is one of a duly authorized issue of Class B Warrants, aggregating Warrants to purchase up to 156,250 shares of Common Stock, issued pursuant to the Purchase Agreement dated October 17, 1996, between the Company and the Purchasers named in such Purchase Agreement. Such Purchase Agreement is herein referred to as the "Purchase Agreement".

     This Class B Warrant is subject to the provisions of and is entitled to the benefits of the Purchase Agreement. The Purchase Agreement provides, inter alia, for the meeting of certain covenants by the Company and for certain registration rights, in each case upon the terms and conditions set forth in the Purchase Agreement. Reference is hereby made to the Purchase Agreement for a more complete statement of the rights and limitations of rights of the registered holder hereof and the rights and obligations of the Company thereunder. A copy of the Purchase Agreement is on file at the principal office of the Company in Amityville, New York. Each holder of this Class B Warrant, by accepting the same, agrees to and shall be bound by the provisions of the Purchase Agreement.

     This Class B Warrant is convertible into Common Stock in the manner, and upon the terms and conditions, including, without limitation, anti-dilution provisions, provided in the Purchase Agreement.

     This Class B Warrant is delivered in and shall be construed and enforced in accordance with and governed by the laws of the State of New York (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

     Subject to the provisions of Section 19 of the Purchase Agreement, the Company may treat the person in whose name this Class B Warrant is registered as the owner and holder of this Class B Warrant for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary (except that the Company shall comply with the provisions of Section 12 of the Purchase Agreement regarding the issuance of a new Class B Warrant or Class B Warrants to permitted transferees).

     IN WITNESS WHEREOF, TECHNOLOGY FLAVORS & FRAGRANCES, INC. has caused this Class B Warrant to be dated and to be executed and issued on its behalf by its officer thereto duly authorized and its corporate seal to be hereunto duly affixed.

Dated: New York, New York

      __________________,



                                      TECHNOLOGY FLAVORS &
                                         FRAGRANCES, INC.


(Corporate Seal]                      By:____________________________
                                         Title:
Attested:


_________________________

                                                                       EXHIBIT E



                                FORM OF GUARANTY

                                                                       EXHIBIT F



                             OTHER WARRANTS; OPTIONS


     1. Stock options to purchase up to 431,500 Shares pursuant to the Company's 1993 Stock Option Plan (205,750 exercisable).

     2. Stock options to purchase up to 100,000 Shares issued to directors in 1994.

     3. Stock options to purchase up to 100,000 Shares issued pursuant to the Company's 1996 Stock Option Plan.


     4. 600,000 warrants issued to Strategic Growth International, Inc.

                                                                       EXHIBIT G



                                                 FORM OF SECURITY AGREEMENT

                                                                       EXHIBIT H



                               DISCLOSURE SCHEDULE


     1. Settlement Agreement dated March 23, 1993, as amended, by and between the Company and International Flavors & Fragrances, Inc. pursuant to which the Company has agreed that it will not use the mark "TFF" in commerce in a form likely to cause confusion, mistake or to deceive with respect to the mark "IFF" or used by International Flavors & Fragrances, Inc.

                                                                       EXHIBIT I



                                      LIENS


                      See Schedule A to Security Agreement

                                                                       EXHIBIT J



                                JURISDICTIONS FOR
                         FILING OF FINANCING STATEMENTS



      Office                                        Jurisdiction
      ------                                        ------------

Secretary of State                             State of New York

County Clerk                                   Suffolk County, New York

Secretary of State                             State of California

County Clerk and Recorder                      Los Angeles County, California

Secretary of State                             State of Ohio

County Recorder                                Clermont County, Ohio

Central Registration Branch                    Ontario, Canada

                                                                     EXHIBIT K-1



                                 FORM OF OPINION
                               OF COMPANY COUNSEL

                                                                     EXHIBIT K-2



                                 FORM OF OPINION
                          OF COMPANY'S ONTARIO COUNSEL

                                                                       EXHIBIT L



                                FORM OF GUARANTOR
                               SECURITY AGREEMENT